Exhibit 1.1

Execution Version

WELLTOWER INC.

$550,000,000

4.250% Notes due 2028

UNDERWRITING AGREEMENT

April 3, 2018

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

MUFG Securities Americas Inc.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

As Representatives of the Several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

c/o MUFG Securities Americas Inc.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Welltower Inc., a Delaware corporation (the “Company”), proposes to sell to the underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”), $550,000,000 aggregate principal amount of the Company’s 4.250% Notes due 2028 (the “Notes”), to be issued pursuant to the provisions of an indenture dated as of March 15, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a supplemental indenture thereto, to be dated as of April 10, 2018 (the indenture, as so supplemented, the “Indenture”).

As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that the Underwriters are willing to purchase, acting severally and not jointly, the Notes set forth in Schedule I hereto.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date (as defined below) as follows:

(i) An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-203802) in respect of the Notes, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”). The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Notes filed with the Commission pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), and including the documents incorporated in the Base Prospectus by reference, and the exhibits, financial statements and schedules to such registration statement, in each case as finally amended and revised, have heretofore been delivered by the Company to the Representatives. Such registration statement is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below, has become effective under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the final prospectus (including the final prospectus supplement) relating to the Notes first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act and in accordance with Section 4(i) hereof. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to include any documents incorporated by reference therein prior to the Applicable Time (as defined below), and any reference herein to any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to include any documents incorporated by reference therein at or after the Applicable Time and prior to the termination of the offering of the Notes by the Underwriters.

(ii) As of the Applicable Time, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided,

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however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 3:05 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Notes in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act, including each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Notes contemplated hereby.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii) The Company and each of its Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; the Company and each of its Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its Subsidiaries, taken as a whole, (b) adversely affect the issuance, validity or enforceability of the Notes or the enforceability of the Indenture or (c) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a), (b) and (c) above, a “Material Adverse Effect”). All of the Company’s subsidiaries are listed in Schedule III hereto (the “Subsidiaries”).

(iv) The Notes have been duly authorized and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture, will be (a) duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to

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creditors’ rights generally and (y) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (y) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Notes and the Indenture will conform to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(v) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of December 31, 2017 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and, except for issuances since such date of (a) 129,975 shares of the Company’s Common Stock, $1.00 par value per share (the “Common Stock”), under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, (b) 164,516 shares of Common Stock issued under the Company’s 2016 Long-Term Incentive Plan, (c) 83 shares of Common Stock issued in connection with the conversion of the Company 6.50% Series I Cumulative Convertible Perpetual Preferred Stock and (d) 19,278 shares of Common Stock upon exercise of stock options and vesting of deferred stock units granted under the Company’s 2016 Long-Term Incentive Plan, which amount is partially offset by 73,841 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since December 31, 2017, there has been no material change in such information since December 31, 2017; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(vi) The Commission has not issued a stop order in respect of the Registration Statement or an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Notes, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement complies, and the Prospectus and any amendments or supplements thereto will comply, as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission complied or will comply, as to form in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date, will not contain, any untrue statement of a material fact and do not omit, and

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will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date, will not contain any untrue statement of a material fact and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(vii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(viii) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed with the Commission in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act.

(ix) (a) At the time of filing of the Registration Statement, (b) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (c) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Notes in reliance on the exemption of Rule 163 under the Securities Act and (d) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.

(x) (a) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Notes and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause (b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Notes as contemplated by the Registration Statement.

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(xi) The financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position, cash flows and the results of operations of the Company and its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Other than the financial statements, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus.

(xii) There is no action or proceeding pending or, to the knowledge of the Company, threatened (a) against the Company or its Subsidiaries or (b) involving any property of the Company or its Subsidiaries before any court or administrative agency which, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xiii) The Company, together with its Subsidiaries, has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the General Disclosure Package and the Prospectus as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company or any of its Subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, its Subsidiaries and, to the knowledge of the Company, of all other parties thereto, and the Company knows of no default or defenses currently existing with respect thereto which would reasonably be expected to result in any Material Adverse Effect, and (b)

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conform to any descriptions thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus. Each mortgage which the Company or any of its Subsidiaries holds on the properties described in the Registration Statement, the General Disclosure Package and the Prospectus constitutes a valid mortgage lien for the benefit of the Company or its Subsidiary, as the case may be, on such property.

(xiv) The Company has filed all Federal, state and foreign tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company in accordance with GAAP.

(xv) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (a) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries considered as one enterprise or the earnings, capital stock (except that issued and outstanding capital stock of the Company has increased due to issuances since such date of (I) 129,975 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, (II) 164,516 shares of Common Stock issued under the Company’s 2016 Long-Term Incentive Plan, (III) 83 shares of Common Stock issued in connection with the conversion of the Company 6.50% Series I Cumulative Convertible Perpetual Preferred Stock, and (IV) 19,278 shares of Common Stock upon exercise of stock options and vesting of deferred stock units granted under the Company’s 2016 Long-Term Incentive Plan, which amount is partially offset by 73,841 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since December 31, 2017), business affairs, management, or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not occurring in the ordinary course of business, (b) there have been no liabilities or obligations incurred by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, and (c) there have been no transactions entered into by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, other than transactions in the ordinary course of business. There are no contingent obligations of the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise that are not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvi) The Company is not in violation of its charter or by-laws. No Subsidiary is in violation of its charter or by-laws, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, its Subsidiaries or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage

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of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Notes and the performance by the Company of all of its obligations under the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, or any of its Subsidiaries, is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, its Subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.

(xvii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement and the Indenture (except such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (“FINRA”) or may be necessary to qualify the Notes for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.

(xviii) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any of its Subsidiaries have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries.

(xix) The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), has so qualified for the taxable years ended December 31, 1984 through December 31, 2017 and the current and proposed method of operation of the Company, as described in the Registration Statement, the General Disclosure Package and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2018 and thereafter.

(xx) To the best of the Company’s knowledge, Ernst & Young LLP, who has certified certain of the financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”).

(xxi) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted

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accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (e) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement is accurate and complete in all material respects.

(xxii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xxiii) Since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(xxiv) To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, or as otherwise disclosed in writing to the Underwriters.

(xxv) This Agreement have been duly authorized, executed and delivered by the Company.

(xxvi) Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Notes. The Company acknowledges that the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Notes, including stabilizing bids, syndicate covering transactions and the imposition of penalty bids.

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(xxvii) The Company is not, and immediately after the sale of the Notes pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(xxviii) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in (a) a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (b) an offense under the Bribery Act of 2010 of the United Kingdom (the “UK Bribery Act”), or any other applicable anti-bribery or anticorruption laws. The Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance in all material respects with the FCPA, the UK Bribery Act and other applicable anti-bribery or anti-corruption laws.

(xxix) The operations of the Company and its Subsidiaries are in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxx) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

2. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional principal amount of Notes which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a purchase price of 99.309% of the principal amount thereof, plus accrued interest (if any) to the Closing Date (as defined below).

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Payment for the Notes to be sold hereunder is to be made by Federal Funds wire transfer to an account designated by the Company for the Notes to be sold by the Company against delivery of the Notes to the Representatives. Such payment and delivery are to be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m. New York time, on April 10, 2018 or at such other time and date thereafter as the Representatives and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the New York Stock Exchange (“NYSE”) is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed). The Notes will be evidenced by definitive global certificates in book entry form, fully registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered in such other names and in such denominations as the Representatives request in writing not later than the second full business day prior to the Closing Date. The global certificates will be made available for inspection by the Representatives at least one business day prior to the Closing Date at such place as the Representatives, DTC and the Company shall agree.

3. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Notes as soon as the Representatives deem it advisable to do so. The Notes are to be initially offered to the public at the price and upon the terms set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act a prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations for so long as the Representatives may deem necessary in order to complete the distribution of the Notes and (c) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Notes by the Underwriters; provided, however, that for each such report or preliminary or definitive proxy or information statement, the Company will not file any such report or preliminary or definitive proxy or information statement, or amendment thereto, of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Exchange Act.

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(ii) The Company will (a) not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of each Issuer Free Writing Prospectus included in Schedule II hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 163, 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(iii) The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Notes, in form and substance satisfactory to the Representatives and as described on Schedule II, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

(iv) The Company will advise the Representatives promptly (a) when any post-effective amendment to the Registration Statement or new registration statement relating to the Notes shall have become effective, or any supplement to the Prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the General Disclosure Package or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose for so long as the Representatives may deem necessary in order to complete the distribution of the Notes, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, and the Company will use its best efforts to prevent (x) the issuance of any such stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or (y) any such suspension of the qualification of the Notes for offering or sale in any jurisdiction, and to obtain as soon as possible the lifting of any such order, if issued, or such suspension of qualification.

(v) The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Notes within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

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(vi) If at any time when Notes remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Representatives, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes, in a form satisfactory to the Representatives, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (d) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Securities Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Notes shall include such new registration statement or post-effective amendment, as the case may be.

(vii) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Notes remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Notes, in a form satisfactory to the Representatives. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Notes, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(viii) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will furnish upon request to the Representatives signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith.

(ix) The Company will comply with the Securities Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and the Prospectus. Subject to the provisions of Section 4(i) above, if during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the

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statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (a) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

(x) Subject to the provisions of Section 4(i) above, if the General Disclosure Package is being used to solicit offers to buy the Notes at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (a) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(xi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(xii) The Company will, for a period of five years from the Closing Date, furnish upon request to the Representatives, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and the Company will furnish upon request to the Representatives, as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

(xiii) The Company will not, during the period beginning on the date hereof and continuing to and including the business day following the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Notes without the Representatives’ prior written consent.

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(xiv) The Company will use the net proceeds from the sale of the Notes pursuant to this Agreement in the manner specified under the heading “Use of Proceeds” in the Prospectus.

(xv) The Company will use its reasonable best efforts to meet the requirements to qualify as a real estate investment trust under the Code for the taxable year ending December 31, 2018 and for each of its succeeding taxable years for so long as the Board of Directors of the Company deems it in the best interests of the Company’s stockholders to remain so qualified.

5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement and the Indenture, including, without limiting the generality of the foregoing, the following: the fees incident to the preparation, issuance, execution, authentication and delivery of the Notes, including any expenses of the Trustee; the fees payable to rating agencies in connection with the rating of the Notes; accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters, copies of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Indenture and any supplements or amendments thereto; the fees incident to the listing of the Notes on any securities exchange; the filing fees of the Commission; and the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Notes. Any transfer taxes imposed on the sale of the Notes to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters’ expenses, including fees and disbursements of counsel for the Underwriters (except with respect to FINRA review as contemplated above), except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or this Agreement is terminated pursuant to Section 10(i)(a) or Section 10(i)(g) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Notes or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by any of them of the Notes.

6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Notes on the Closing Date are subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by

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the Commission. The Prospectus and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request by the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.

(ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(iii) The Representatives shall have received on the Closing Date (a) the opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company, dated the Closing Date and addressed to the Representatives, as representatives of the several Underwriters, to the effect set forth in Exhibit A and (b) the opinion of Arnold & Porter LLP, special tax counsel to the Company, dated the Closing Date and addressed to the Representatives, as representatives of the several Underwriters, to the effect set forth in Exhibit B. In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than the laws of the State of Ohio, the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Underwriters or they are not justified in relying on such certificates.

In addition, Gibson, Dunn & Crutcher LLP shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Securities Act and as of the Applicable Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (c) the Prospectus, or any supplement thereto, as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to the financial statements, schedules and other financial data, or statistical data derived therefrom, included or incorporated by reference therein or omitted therefrom). With respect to such statement, Gibson, Dunn & Crutcher LLP may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

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(iv) The Representatives shall have received on the Closing Date the opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date and addressed to the Representatives, as representatives of the several Underwriters, with respect to such matters as the Representatives reasonably may request and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters. In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials.

(v) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a signed letter, in form and substance satisfactory to the Representatives, dated the date hereof (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (b) stating the conclusions and findings of such firm with respect to the financial information examined by them and included or incorporated by reference in the Registration Statement and the General Disclosure Package and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(vi) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives (the “bring-down letter”), of such accountants, dated the Closing Date, (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (b) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and the financial information examined by them and included in the Prospectus and (c) confirming in all material respects the conclusions and findings set forth in the initial letter.

(vii) The Representatives shall have received on the Closing Date a certificate or certificates of the Executive Vice President and Chief Financial Officer, and Senior Vice President (Legal), of the Company to the effect that on and as of the Closing Date:

(a) No stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

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(b) Subsequent to the delivery of this Agreement and prior to the Closing Date, there shall not have occurred any (1) Material Adverse Effect or (2) downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(c) The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date as if made on such date. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Closing Date. The representations and warranties made in this Section 6(vii) shall be deemed made by the Company.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telecopy at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Notes required to be delivered as and when specified in this Agreement are subject to the conditions that, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. Indemnification.

(i) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such Affiliate, officer, director or controlling person may become subject under the Securities Act or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or included in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (b) the

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omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, or in the case of any Marketing Materials, in light of the circumstances under which they were made, and will reimburse each such Underwriter and each such Affiliate, officer, director or controlling person for any legal or other expenses reasonably incurred by such Underwriter or such Affiliate, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof, it being understood and agreed that the only such information is that described in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

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(iii) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to so notify will not relieve the indemnifying party from any liability that the indemnifying party may have on account of the provisions of Sections 8(i) or (ii) or otherwise, except to the extent that the indemnifying party shall not have otherwise learned of such proceeding and such failure is materially prejudicial to the indemnifying party. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (b) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the action or (c) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and one local counsel. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(i) and by the Company in the case of parties indemnified pursuant to Section 8(ii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which such indemnified party is a party and indemnity was sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fifth sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent to which the indemnification obligations of the Company hereunder are applicable if (a) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless the indemnified party is contesting in good faith the amount so reimbursable).

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(iv) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless to the extent required therein an indemnified party under Sections 8(i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(iii) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Underwriters bear to the total proceeds of the offering (the proceeds received by the Underwriters being equal to the total underwriting discounts and commissions received by the Underwriters), in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(iv), (a) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Notes purchased by such Underwriter and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations under this Section 8(iv) to contribute are several in proportion to their respective underwriting obligations and not joint.

(v) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any supplement or amendment thereto, or any Marketing Materials, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

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9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriters, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-01, New York, New York 10020, Facsimile (212) 901-7881, Attention: High Grade Debt Capital Markets Transactions Management/Legal, Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, attention: General Counsel, and MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Capital Markets Group, Facsimile: (646) 434-3455; if to the Company, to Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615, or via fax at (419) 247-2826, Attention: Thomas J. DeRosa, Chief Executive Officer.

10. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:

(i) at any time prior to the Closing Date if any of the following has occurred: (a) since the date hereof, any adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that, in your judgment, is material so as to make the offering or delivery of the Notes impracticable or inadvisable, (b) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make the offering or delivery of the Notes impracticable or inadvisable, (c) trading in securities generally on the NYSE, the NYSE MKT Equities or the NASDAQ, or in the Company’s securities on the NYSE, shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on any such exchange, (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (e) declaration of a banking moratorium by either federal or New York State authorities or material disruption in securities settlement or clearance services in the United States, (f) any litigation or proceeding is pending or threatened against any Underwriter which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby, or (g) any downgrading, or the giving of any notice of (1) any intended or potential downgrading or (2) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded to any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act; or

(ii) as provided in Sections 6 and 11 of this Agreement.

22

11. Default by Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes that it has or they have agreed to purchase hereunder on such date (except in the event of a default on the part of the Company), and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate principal amount of Notes to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Notes by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default (except in the event of a default on the part of the Company) occurs is more than ten percent of the aggregate principal amount of Notes to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Notes merely because of such purchase.

13. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third, eighth through tenth, and twelfth paragraphs, but not including the last sentence of the third paragraph and the second sentence and the penultimate sentence of the twelfth paragraph, under the caption “Underwriting (Conflicts of Interest)” in the Prospectus.

14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Notes under this Agreement.

23

The Company hereby acknowledges that each of the Underwriters is acting solely as an underwriter in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Underwriter act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that any Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Underwriters each submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City and County of New York and the United States District Court for the Southern District of New York with respect to any action or dispute in any way arising out of or relating to this Agreement. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriters waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

[The remainder of this page is intentionally left blank.]

24

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriters in accordance with its terms.

Very truly yours,

WELLTOWER INC.

By:	/s/ Matthew G. McQueen
Name:	Matthew G. McQueen
Title:	Senior Vice President - General Counsel & Corporate Secretary

[Signature Page to the Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
DEUTSCHE BANK SECURITIES INC.
MUFG SECURITIES AMERICAS INC.

As Representatives of the Underwriters listed on Schedule I

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Doug Muller
Name:	Doug Muller
Title:	Managing Director

By:	DEUTSCHE BANK SECURITIES INC.

By:	/s/ Jared Birnbaum
Name:	Jared Birnbaum
Title:	Managing Director Debt Capital Markets Coverage - Corporates

By:	/s/ Ritu Ketkar
Name:	Ritu Ketkar
Title:	Managing Director Deutsche Bank Securities Inc.

By:	MUFG SECURITIES AMERICAS INC.

By:	/s/ Brian Cogliandro
Name:	Brian Cogliandro
Title:	Managing Director, Head of U.S. Syndicate

[Signature Page to the Underwriting Agreement]

EXHIBIT A

FORM OF OPINION OF GIBSON, DUNN & CRUTCHER LLP

PURSUANT TO SECTION 6(iii)(a)

We have acted as counsel to Welltower Inc., a Delaware corporation (the “Company”), and its subsidiaries in connection with the offering and sale by the Company of $550,000,000 principal amount of the Company’s 4.250% Notes due 2028 (the “Notes”) pursuant to the Underwriting Agreement dated as of April 3, 2018 (the “Underwriting Agreement”) among the Company and the Underwriters named therein (the “Underwriters”) for whom you are acting as Representatives. The Notes are being issued pursuant to the Indenture, dated as of March 15, 2010 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as modified in respect of the Notes by the Supplemental Indenture pursuant to Section 301 of the Base Indenture dated as of April 10, 2018 (as so modified, the “Indenture”). This letter is delivered to you pursuant to Section 6(iii) of the Underwriting Agreement.

In arriving at the opinions expressed below, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true and complete copies of the originals, of the Underwriting Agreement, the Indenture, the certificates evidencing the global Notes (collectively, the “Note Documents”; the Note Documents other than the Underwriting Agreement are referred to herein as the “Specified Note Documents”) and such other documents, corporate records, certificates of officers of the Company and of public officials and other instruments as we have deemed necessary or advisable to enable us to render these opinions.

In our examination, we have assumed without independent investigation the genuineness of all signatures, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. To the extent that our opinions may be dependent upon such matters, we have assumed, without independent investigation, that each of the parties thereto, other than the Company is a validly existing corporation or limited liability company or other entity in good standing under the laws of its state of formation, has all requisite corporate or other entity power to execute, deliver and perform its obligations under the Note Documents to which it is a party; that the execution and delivery of such documents by each such party and the performance of its obligations thereunder have been duly authorized by all necessary corporate or other action and except as specifically addressed in our opinions in paragraph 6 below, do not violate any law, rule, regulation, order, judgment or decree applicable to each such party; and that such documents have been duly executed and delivered by each such party. As to any facts material to these opinions, we have relied to the extent we deemed appropriate and without independent investigation upon statements and representations of officers and other representatives of the Company or certificates obtained from public officials and others. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Underwriting Agreement.

Based upon the foregoing, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.

2. The Company has all requisite corporate power to execute and deliver the Note Documents and to perform its obligations thereunder.

3. The execution and delivery by the Company of the Note Documents and the performance of its obligations thereunder have been duly authorized by all necessary corporate action. Each of the Note Documents has been duly executed and delivered by the Company.

4. The Indenture constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5. The Notes, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms.

6. The execution and delivery by the Company of the Note Documents to which it is a party, the performance of its obligations thereunder, and the issuance by the Company of the Notes to the Underwriters:

(i) do not and will not violate the charter or bylaws of the Company;

(ii) do not and will not (A) based solely upon review of such agreements, result in a breach of or default under or (B) result in or require the creation or imposition of any lien or encumbrance upon any assets of the Company under any agreement to which the Company is a party that is identified to us in a certificate of the Company as being material to the Company and its subsidiaries taken as a whole, which agreements are listed on Annex A; and

(iii) do not and will not (A) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Company that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Underwriting Agreement, (B) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of Delaware under the Delaware General Corporation Law or (C) require any filing with or approval of any governmental authority or regulatory body of the United States of America under the Securities Act of 1933, as amended (the “Securities Act”), or the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), except for such filings or approvals as already have been made or obtained.

2

7. The Company is not and, after giving effect to the sale of the Notes and the use of proceeds therefrom as described in the General Disclosure Package and the Prospectus, will not be an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). For purposes of this paragraph 7, the term “investment company” has the meanings ascribed to such term in the Investment Company Act.

8. Insofar as the statements in the General Disclosure Package and the Prospectus under the caption “Description of the Notes” and “Description of Debt Securities” purport to describe specific provisions of the Notes or the other Note Documents, such statements present in all material respects an accurate summary of such provisions.

9. Any required filing pursuant Rule 433 under the Securities Act of each Issuer Free Writing Prospectus that is identified on Schedule II to the Underwriting Agreement has been made within the time period required by Rule 433(d) under the Securities Act and any required filing of the Preliminary Prospectus, the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by Rule 424 under the Securities Act.

The opinions expressed above are subject to the following additional exceptions, qualifications, limitations and assumptions:

1.	We render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the United States of America and, for purposes of paragraphs 1, 2, 3, 4 and 6(i) and (iii)(B) above, the Delaware General Corporation Law. We are not admitted to practice in the State of Delaware; however, we are generally familiar with the Delaware General Corporation Law as currently in effect and have made such inquiries as we consider necessary to render the opinions contained in paragraphs 1, 2, 3, 4 and 6(i) and (iii)(B) above. This opinion is limited to the effect of the current state of the laws of the State of New York, the United States of America and, to the limited extent set forth above, the laws of the State of Delaware and the facts as they currently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

2.	Except as expressly set forth in paragraphs 6(iii)(C) and 7, we express no opinion regarding the Securities Act, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act, the Investment Company Act of 1940, or any other federal or state securities laws or regulations.

3

3.	The opinions above are each subject to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the rights and remedies of creditors’ generally, including without limitation the effect of statutory or other laws regarding fraudulent transfers or preferential transfers and (ii) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies regardless of whether enforceability is considered in a proceeding in equity or at law.

4.	We express no opinion regarding the effectiveness of (i) any waiver of stay, extension or usury laws, (ii) provisions relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable as contrary to public policy or federal or state securities laws or due to the negligence or willful misconduct of the indemnified party; (iii) any waiver of the right to jury trial or (iv) any provision to the effect that every right or remedy is cumulative and may be exercised in addition to any other right or remedy or that the election of some particular remedy does not preclude recourse to one or more others.

5.	In rendering our opinions expressed in paragraph 6(ii) insofar as they require interpretation of any agreement referred to therein, we express no opinion with respect to the compliance by the Company with any covenants included in any such agreement to the extent compliance depends on financial calculations or data.

The opinions expressed above are solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement and the Indenture and are not to be used for any other purpose or circulated, quoted or otherwise referred to without, in each case, our written permission.

4

EXHIBIT B

FORM OF OPINION OF ARNOLD & PORTER LLP

PURSUANT TO SECTION 6(iii)(b)

(a) The Company is qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its taxable years ended December 31, 2011 through December 31, 2017, and the Company’s organization and current and proposed method of operation, as described in the Registration Statement, the General Disclosure Package and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2018 and thereafter.

(b) The statements contained under the headings “Material U.S. Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 5, 2018, and “Additional U.S. Federal Income Tax Considerations” in the Prospectus (and any similar section or information contained in the General Disclosure Package), and any amendments thereto, are correct and accurate in all material respects and present fairly and accurately the material aspects of the federal income tax (i) treatment of the Company and (ii) considerations that are likely to be material to a holder of the Notes.

SCHEDULE I

Schedule of Underwriters

Underwriter	Amount of Notes to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$110,000,000
Deutsche Bank Securities Inc.	101,750,000
MUFG Securities Americas Inc.	101,750,000
Barclays Capital Inc.	33,000,000
Citigroup Global Markets Inc.	33,000,000
Credit Agricole Securities (USA) Inc.	33,000,000
Wells Fargo Securities, LLC	33,000,000
KeyBanc Capital Markets Inc.	16,500,000
Morgan Stanley & Co. LLC	16,500,000
RBC Capital Markets, LLC	16,500,000
Fifth Third Securities, Inc.	8,250,000
Mizuho Securities USA LLC	8,250,000
Stifel, Nicolaus & Company, Incorporated	8,250,000
SunTrust Robinson Humphrey, Inc.	8,250,000
TD Securities (USA) LLC	8,250,000
SMBC Nikko Securities America, Inc.	5,500,000
Comerica Securities, Inc.	4,125,000
Raymond James & Associates, Inc.	4,125,000
Total	$550,000,000

SCHEDULE II

Pricing Term Sheet, dated April 3, 2018, as filed with the SEC as an Issuer Free Writing Prospectus.

SCHEDULE III

Schedule of Subsidiaries

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
0722548 B.C. Ltd.	British Columbia	1110 E. Westview Court, LLC	DE

1 Sutphin Drive Associates, LLC	WV	1111 W. College Parkway, LLC	DE

10 Devon Drive Acton LLC	DE	1118 N. Stoneman Avenue, LLC	DE

100 Knoedler Road, LLC	DE	11320 North Council Road, LLC	DE

1000 Aston Gardens Drive, LLC	DE	1133 Black Rock Road, LLC	DE

101 Bickford Extension Avon LLC	DE	1160 Elm Street Rocky Hill LLC	DE

101 Membership Company of Maryland, Inc.	MD	1160 Main Street Leominster LLC	DE

101 Membership Company of West Virginia, Inc.	WV	1185 Davidson Road, LLC	DE

101 Membership Holding Company I of Pennsylvania, Inc.	PA	1205 North Church Street, LLC	DE

101052983 Saskatchewan Ltd.	Saskatchewan	1221 Seventh Street, LLC	DE

1011 E. Pecan Grove Road, LLC	DE	1231356 Ontario Limited	Ontario

10225 Cypresswood Drive, LLC	DE	12429 Scofield Farms Drive, LLC	DE

10475 Wilshire Boulevard Borrower, LLC	DE	1250 West Pioneer Parkway, LLC	DE

10475 Wilshire Boulevard, LLC	DE	126 Smith Street Waltham LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
10600 East 13th Street North, LLC	DE	130 Buena Vista Street, LLC	DE

111 Lazelle Road East, LLC	DE	1301489 Ontario Limited	Ontario

111 South Shore Drive East Haven LLC	DE	13075 Evening Creek Drive South, LLC	DE

1312417 Ontario Limited	Ontario	1565 Virginia Ranch Road, LLC	DE

132 Warwick Road, LLC	DE	157 South Street Plymouth LLC	DE

13200 South May Avenue, LLC	DE	1574 Creekside Drive Folsom, LLC	CA

1329 Brown Street, LLC	DE	1600 Center Road, LLC	DE

1340 N. Washington Boulevard, LLC	DE	1710 S.W. Health Parkway, LLC	DE

1405 Limekiln Pike, LLC	DE	1730 10 Avenue Property Inc.	British Columbia

1425 Yorkland Road LLC	DE	1785 Freshley Avenue, LLC	DE

143 West Franklin Avenue, LLC	DE	180 Scott Road Waterbury LLC	DE

1460 Johnson Ferry Road, LLC	DE	1818 Martin Drive, LLC	DE

14707 Northville Road, LLC	DE	1850 Crown Park Court, LLC	DE

15 Edison Road, LLC	DE	1920 Cleveland Road West, LLC	DE

1500 Borden Road, LLC	DE	1931 Southwest Arvonia Place, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
1528670 Ontario Limited	Ontario	1936 Brookdale Road, LLC	DE

153 Cardinal Drive Agawam LLC	DE	199 Chelmsford Street Chelmsford LLC	DE

1530 Needmore Holdings, LLC	DE	2 Technology Drive North Chelmsford LLC	DE

15401 North Pennsylvania Avenue,LLC	DE	20 Academy Lane LLC	DE

155 Raymond Road, LLC	DE	20 Charnstaffe Lane Billerica LLC	DE

2003 Falls Boulevard Quincy LLC	DE	240 E. Third Street, LLC	DE

2005 Route 22 West, LLC	DE	2340829 Ontario Inc.	Ontario

2021 Highway 35, LLC	DE	2340830 Ontario Inc.	Ontario

2035244 Ontario Inc.	Ontario	2419 North Euclid Avenue Upland, LLC	CA

2050 North Webb Road, LLC	DE	242 Main Street Salem LLC	DE

209 Merriman Road, L.L.C.	DE	246A Federal Road Brookfield LLC	DE

21 Bradley Road Woodbridge LLC	DE	25 Cobb Street Mansfield LLC	DE

2101 New Hope Street, LLC	DE	254 Amesbury Road Haverhill LLC	DE

2151 Green Oaks Road, LLC	DE	27 Forest Falls Drive Yarmouth LLC	DE

22 Richardson Road Centerville LLC	DE	2750 Reservoir Avenue Trumbull LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
220 North Clark Drive, LLC	DE	280 Newtonville Avenue Newton LLC	DE

222 East Beech Street—Jefferson, LLC	DE	2800 60th Avenue West, LLC	DE

2281 Country Club Drive, LLC	DE	2860 Country Drive, LLC	DE

22955 Eastex Freeway, LLC	DE	2929 West Holcombe Boulevard, LLC	DE

2300 Washington Street Newton LLC	DE	300 Pleasant Street Concord LLC	DE

2325 Rockwell Drive, LLC	DE	300 St. Albans Drive, LLC	DE

2387 Boston Road Wilbraham LLC	DE	303 Valley Road Middletown LLC	DE

311 E. Hawkins Parkway, LLC	DE	369 East Mount Pleasant Avenue, LLC	DE

311 Main Street Shrewsbury LLC	DE	3902 47 Street Property Inc.	British Columbia

311 Route 73, LLC	DE	4 Forge Hill Road Franklin LLC	DE

3117 E. Chaser Lane, LLC	DE	4004 40 Street Property Inc.	British Columbia

3213 45th Street Court NW, LLC	WA	402 South Colonial Drive, LLC	DE

3220 Peterson Road, LLC	DE	405 Bedford LLC	DE

3300 57 Avenue Property Inc.	British Columbia	41 Springfield Avenue, LLC	DE

331 Holt Lane Associates, LLC	WV	415 Bedford LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
340 May Street Worcester LLC	DE	415 Sierra College Drive, LLC	DE

35 Fenton Street, LLC	DE	416 Bedford LLC	DE

35 Hamden Hills Drive Hamden LLC	DE	417 Main Street Niantic LLC	DE

350 Locust Drive, LLC	DE	4206 Stammer Place, LLC	DE

3535 Manchester Avenue Borrower, LLC	DE	422 23rd Street Associates, LLC	WV

3535 Manchester Avenue, LLC	DE	430 Centre Street Newton LLC	DE

3535 N. Hall Street, LLC	DE	430 North Union Road, LLC	DE

36101 Seaside Boulevard, LLC	DE	4310 Bee Cave Road, LLC	DE

3650 Southeast 18th Avenue, LLC	DE	4315 Johns Creek Parkway, LLC	DE

432 Buckland Road South Windsor LLC	DE	5165 Summit Ridge Court, LLC	DE

435 Bedford LLC	DE	5166 Spanson Drive SE, LLC	DE

438 23rd Street Associates, LLC	WV	5301 Creedmoor Road, LLC	DE

4400 West 115th Street, LLC	DE	5430 37A Avenue Property Inc.	British Columbia

4402 South 129th Avenue West, LLC	DE	5455 Glenridge Drive, NE, LLC	DE

4500 Dorr Street Holdings, LLC	DE	5521 Village Creek Drive, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization
4775 Village Drive, LLC	DE	5550 Old Jacksonville Highway, LLC	DE

4855 Snyder Lane, LLC	DE	557140 B.C. Ltd.	British Columbia

5 Corporate Drive Bedford LLC	DE	5600 Sunrise Crescent Property Inc.	British Columbia

5 Rolling Meadows Associates, LLC	WV	5700 Karl Road, LLC	DE

50 Sutherland Road Brighton LLC	DE	5902 North Street, LLC	DE

50 Town Court, LLC	DE	616 Lilly Road NE, LLC	WA

500 Seven Fields Boulevard, LLC	DE	640 Danbury Road Ridgefield LLC	DE

504 North River Road, LLC	DE	645 Saybrook Road Middletown LLC	DE

505 North Maize Road, LLC	DE	655 Mansell Road, LLC	DE

511 Kensington Avenue Meriden LLC	DE	660 7 Street Property Inc.	British Columbia

515 Jack Martin Boulevard, LLC	DE	6605 Quail Hollow Road, LLC	DE

674 West Hollis Street Nashua LLC	DE	77 Plains Road LLC	DE

680 Mountain Boulevard, LLC	DE	7900 Creedmoor Road, LLC	DE

6821 50 Avenue Property Inc.	British Columbia	7902 South Mingo Road East, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

687 Harbor Road Shelburne LLC	DE	7950 Baybranch Drive, LLC	DE

6949 Main Street, LLC	DE	799 Yellowstone Drive, LLC	DE

699 South Park Associates, LLC	WV	800 Canadian Trails Drive, LLC	DE

700 Chickering Road North Andover LLC	DE	800 Oregon Street, LLC	DE

700 Smith Street Providence LLC	DE	8010 East Mississippi Avenue, LLC	DE

7001 Forest Avenue, LLC	DE	8220 Natures Way, LLC	DE

701 Market Street, LLC	DE	831 Santa Barbara Boulevard, LLC	DE

721 Hickory Street, LLC	DE	867 York Road Associates, LLC	PA

7231 East Broadway, LLC	DE	9 Summer Street Danvers LLC	DE

7278 Rosemount Circle, LLC	DE	90 Avenue S.W. Property Inc.	British Columbia

731 Old Buck Lane, LLC	DE	901 Florsheim Drive, LLC	DE

75 Minnesota Avenue Warwick LLC	DE	9108-9458 Quebec Inc.	Quebec

750 North Collegiate Drive, LLC	DE	9131-6844 Quebec Inc.	Quebec

7610 Isabella Way, LLC	DE	9168-0215 Quebec Inc.	Quebec

9188-4502 Quebec Inc.	Quebec	AL U.S. Development Venture, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

9189-2042 Quebec Inc.	Quebec	AL U.S. Pool One, LLC	DE

935 Union Lake Road, LLC	DE	AL U.S. Pool Three, LLC	DE

965 Hager Drive, LLC	DE	AL U.S. Pool Two, LLC	DE

9802 48th Drive NE, LLC	DE	AL U.S./Bonita II Senior Housing, L.P.	CA

Aberdeen Commercial Center Association, Inc.	FL	AL U.S./GP Woods II Senior Housing, LLC	DE

Acacia Lodge Ltd	Island of Jersey	AL U.S./Huntington Beach Senior Housing, L.P.	CA

Acacia Mews Ltd	Island of Jersey	AL U.S./LaJolla II Senior Housing, L.P.	CA

Academy Nursing Home, Inc.	MA	AL U.S./LaPalma II Senior Housing, L.P.	CA

Acer Court Ltd	Island of Jersey	AL U.S./Playa Vista Senior Housing, L.P.	CA

Acer House Ltd	Island of Jersey	AL U.S./Sacramento II Senior Housing, L.P.	CA

Acorn Lodge Ltd	Island of Jersey	AL U.S./San Gabriel Senior Housing, L.P.	CA

ADS/Multicare, Inc.	DE	AL U.S./Seal Beach Senior Housing, L.P.	CA

AL California GP, LLC	DE	AL U.S./Studio City Senior Housing, L.P.	CA

AL California GP-II, LLC	DE	AL U.S./Woodland Hills Senior Housing, L.P.	CA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

AL California GP-III, LLC	DE	Alberta Acres Facility Inc.	Ontario

AL Santa Monica Senior Housing, LP	DE	Alex & Main, L.P.	IN

AMCO I, LLC	WI	Badger RE Portfolio II, LLC	WI

Amherst View (Bath Road) Facility Inc.	Ontario	Badger RE Portfolio III, LLC	WI

Apple Valley Operating Corp.	MA	Badger RE Portfolio IV, LLC	WI

ARC Denver Monaco, LLC	DE	Badger RE Portfolio V, LLC	WI

ARC Minnetonka, LLC	DE	BAL Colts Neck LLC	DE

ARC Overland Park, LLC	DE	BAL Fenwick Island LLC	DE

ARC Roswell, LLC	DE	BAL Governor’s Crossing LLC	DE

ARC Sun City West, LLC	DE	BAL Holdings I, LLC	DE

ARC Tanglewood, LLC	DE	BAL Holdings II, LLC	DE

ARC Tucson, LLC	DE	BAL Holdings III, LLC	DE

Arcadia Associates	MA	BAL Holdings VII, LLC	DE

Arnprior Villa Facility Inc.	Ontario	BAL Howell LLC	DE

ASL, Inc.	MA	BAL Longwood LLC	PA

AU-HCU Holdings, LLC	DE	BAL Reflections LLC	DE

Aurora Propco 1 Limited	United Kingdom	BAL Savoy Little Neck LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Aurora Propco 2 Limited	United Kingdom	BAL Sycamore LLC	DE

Badger RE Portfolio I, LLC	WI	BAL Toms River LLC	DE

Ballard Healthcare Investors, LLC	DE	Belmont Village Encino, LLC	DE

Bardstown Physicians LLC	DE	Belmont Village Geneva Road Tenant, LLC	DE

Baton Rouge LA Senior Living Owner, LLC	DE	Belmont Village Glenview Tenant, LLC	DE

Bayfield Court Operations Limited	United Kingdom	Belmont Village Glenview, L.L.C.	DE

Bel Air Healthcare Investors, LLC	DE	Belmont Village Green Hills Tenant, LLC	DE

Bel Air Property Development, LLC	DE	Belmont Village Hollywood Tenant, LLC	DE

Bellevue Healthcare Properties, LLC	DE	Belmont Village Hollywood, LLC	DE

Bellevue Physicians, LLC	DE	Belmont Village Johns Creek Tenant, LLC	DE

Belmont Village Buckhead Tenant, LLC	DE	Belmont Village Landlord 3, LLC	DE

Belmont Village Buffalo Grove Tenant, LLC	DE	Belmont Village Landlord, LLC	DE

Belmont Village Buffalo Grove, L.L.C.	DE	Belmont Village Memphis Tenant, LLC	DE

Belmont Village Burbank Tenant, LLC	DE	Belmont Village Oak Park Tenant, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Belmont Village Burbank, LLC	DE	Belmont Village Oak Park, L.L.C.	DE

Belmont Village California Holdings, L.L.C.	DE	Belmont Village Rancho Palos Verdes Tenant, LLC	DE

Belmont Village Cardiff Tenant, LLC	DE	Belmont Village RPV, LLC	DE

Belmont Village Carol Stream, L.L.C.	DE	Belmont Village Sabre Springs Tenant, LLC	DE

Belmont Village Encino Tenant, LLC	DE	Belmont Village San Jose Tenant, LLC	DE

Belmont Village San Jose, LLC	DE	Bettendorf Physicians, LLC	DE

Belmont Village St. Matthews Tenant, LLC	DE	BKD-HCN Landlord, LLC	DE

Belmont Village St. Matthews, L.L.C.	DE	BKD-HCN Tenant, LLC	DE

Belmont Village Sunnyvale Tenant, LLC	DE	Bloomfield South MI Senior Living Owner, LLC	DE

Belmont Village Sunnyvale, LLC	DE	Boardman Physicians LLC	DE

Belmont Village Tenant 2, LLC	DE	Boulder Assisted Living, L.L.C.	DE

Belmont Village Tenant 3, LLC	DE	Brandall Central Avenue, LLC	DE

Belmont Village Tenant, LLC	DE	Brewer Holdco, Inc.	DE

Belmont Village Turtle Creek Tenant, LLC	DE	Breyut Convalescent Center, L.L.C.	NJ

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Belmont Village West Lake Hills Tenant, LLC	DE	Brierbrook Partners, LLC	TN

Belmont Village West University Tenant, LLC	DE	Brinton Manor, Inc.	DE

Belmont Village Westwood Tenant, LLC	DE	Brockport Operations, Inc.	VA

Benchmark Investments X LLC	DE	Brockport Tenant, LLC	DE

Benchmark Investments XI LLC	DE	Brockville Facility Inc.	Ontario

Benchmark Investments XII LLC	DE	Brooklyn Healthcare Investors, LLC	DE

Berkeley Haven Limited Partnership	WV	Broomfield CO Senior Living Owner, LLC	DE

Berks Nursing Homes, Inc.	PA	BSL Huntington Terrace LLC	DE

Buckhead GA Senior Living Owner, LLC	DE	B-X Milford LLC	DE

Burlington Woods Convalescent Center, Inc.	NJ	B-X Mystic LLC	DE

Burnsville Healthcare Properties, LLC	DE	B-X Newton LLC	DE

Bushey Property Holdings S.a.r.l.	Luxembourg	B-X Newton Lower Falls LLC	DE

B-X Agawam LLC	DE	B-X Newtonville LLC	DE

B-X Avon LLC	DE	B-X Niantic LLC	DE

B-X Brighton LLC	DE	B-X North Andover LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

B-X Brookfield LLC	DE	B-X North Chelmsford LLC	DE

B-X Centerville LLC	DE	B-X Operations Holding Company LLC	DE

B-X Concord LLC	DE	B-X Providence LLC	DE

B-X Danvers LLC	DE	B-X Quincy LLC	DE

B-X East Haven LLC	DE	B-X Rocky Hill LLC	DE

B-X Hamden LLC	DE	B-X Salem LLC	DE

B-X Mansfield LLC	DE	B-X Shelburne LLC	DE

B-X Meriden LLC	DE	B-X South Windsor LLC	DE

B-X Middletown CT LLC	DE	B-X Trumbull LLC	DE

B-X Middletown RI LLC	DE	B-X Warwick LLC	DE

B-X Waterbury LLC	DE	B-XII Operations Holding Company LLC	DE

B-X Wilbraham LLC	DE	B-XII Plymouth LLC	DE

B-X Willows Cottages LLC	DE	B-XII Ridgefield LLC	DE

B-X Willows Cottages Trustee LLC	DE	B-XII Shrewsbury LLC	DE

B-X Woodbridge LLC	DE	B-XII Waltham LLC	DE

B-X Worcester LLC	DE	CAL-GAT Limited Partnership	FL

B-X Yarmouth LLC	DE	CAL-LAK Limited Partnership	FL

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

B-XI Acton LLC	DE	Camelia Care Limited	United Kingdom

B-XI Bedford LLC	DE	Canoga Park Assisted Living L.L.C.	DE

B-XI Franklin LLC	DE	Canterbury of Shepherdstown Limited Partnership	WV

B-XI Operations Holding Company LLC	DE	Cassils Road West Property Inc.	British Columbia

B-XII Billerica LLC	DE	Castle Rock Healthcare Investors, LLC	DE

B-XII Chelmsford LLC	DE	Catonsville Meridian Limited Partnership	MD

B-XII Danvers LLC	DE	CC3 Acquisition TRS Corp.	DE

B-XII Haverhill LLC	DE	CC3 Acquisition, LLC	DE

B-XII Leominster LLC	DE	CC3 Facility Owner GP, LLC	DE

B-XII Nashua LLC	DE	CC3 Facility Owner Holding, LLC	DE

CC3 MEZZ A, LLC	DE	Crestview Convalescent Home, Inc.	PA

CC3 MEZZ B, LLC	DE	Crestview North, Inc.	PA

CC3 MEZZ C, LLC	DE	CRP/BWN Litchfield, L.L.C.	DE

CC3 MEZZ D, LLC	DE	CSH-HCN (Alexander) Inc.	Ontario

CC3 MEZZ E, LLC	DE	CSH-HCN (Avondale) Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Churchill Facility Inc.	Ontario	CSH-HCN (Belcourt) Inc.	Ontario

Cincinnati Physicians, LLC	DE	CSH-HCN (Christopher) Inc.	Ontario

Claremont Facility Inc.	Ontario	CSH-HCN (Fountains) Inc.	Ontario

Cliftonville Ltd	Island of Jersey	CSH-HCN (Gordon) Inc.	Ontario

Colson & Colson Limited	United Kingdom	CSH-HCN (Heritage) Inc.	Ontario

Columbia Boulevard West Property Inc.	British Columbia	CSH-HCN (Kingsville) Inc.	Ontario

Compassus Management Holdings, LLC	DE	CSH-HCN (Lansing) Inc.	Ontario

Concord Health Group, Inc.	DE	CSH-HCN (Leamington) Inc.	Ontario

Coon Rapids Healthcare Investors, LLC	DE	CSH-HCN (Livingston) Inc.	Ontario

Congress Professional Center Property Owners Association, Inc.	FL	CSH-HCN (Marquis) Inc.	Ontario

Cooper Holding, LLC	FL	CSH-HCN (McConnell) Inc.	Ontario

Cooper, LLC	DE	CSH-HCN (Pines) Inc.	Ontario

CSH-HCN (Rideau) Inc.	Ontario	CSH-HCN Lessee (Christopher) LP	Ontario

CSH-HCN (Royalcliffe) Inc.	Ontario	CSH-HCN Lessee (Ecores) GP Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

CSH-HCN (Scarlett) Inc.	Ontario	CSH-HCN Lessee (Ecores) LP	Ontario

CSH-HCN (Tranquility) Inc.	Ontario	CSH-HCN Lessee (Fountains) GP Inc.	Ontario

CSH-HCN Lessee (Alexander) GP Inc.	Ontario	CSH-HCN Lessee (Fountains) LP	Ontario

CSH-HCN Lessee (Alexander) LP	Ontario	CSH-HCN Lessee (Giffard) GP Inc.	Ontario

CSH-HCN Lessee (Archer) GP Inc.	Ontario	CSH-HCN Lessee (Giffard) LP	Ontario

CSH-HCN Lessee (Archer) LP	Ontario	CSH-HCN Lessee (Gordon) GP Inc.	Ontario

CSH-HCN Lessee (Avondale) GP Inc.	Ontario	CSH-HCN Lessee (Gordon) LP	Ontario

CSH-HCN Lessee (Avondale) LP	Ontario	CSH-HCN Lessee (Harmonie) GP Inc.	Ontario

CSH-HCN Lessee (Belcourt) GP Inc.	Ontario	CSH-HCN Lessee (Harmonie) LP	Ontario

CSH-HCN Lessee (Belcourt) LP	Ontario	CSH-HCN Lessee (Heritage) GP Inc.	Ontario

CSH-HCN Lessee (Boulogne) GP Inc.	Ontario	CSH-HCN Lessee (Heritage) LP	Ontario

CSH-HCN Lessee (Boulogne) LP	Ontario	CSH-HCN Lessee (Imperial) GP Inc.	Ontario

CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario	CSH-HCN Lessee (Imperial) LP	Ontario

CSH-HCN Lessee (Chicoutimi) LP	Ontario	CSH-HCN Lessee (Jonquiere) GP Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

CSH-HCN Lessee (Christopher) GP Inc.	Ontario	CSH-HCN Lessee (Jonquiere) LP	Ontario

CSH-HCN Lessee (Kingsville) GP Inc.	Ontario	CSH-HCN Lessee (Livingston) LP	Ontario

CSH-HCN Lessee (Kingsville) LP	Ontario	CSH-HCN Lessee (Marquis) GP Inc.	Ontario

CSH-HCN Lessee (Lachine) GP Inc.	Ontario	CSH-HCN Lessee (Marquis) LP	Ontario

CSH-HCN Lessee (Lachine) LP	Ontario	CSH-HCN Lessee (McConnell) GP Inc.	Ontario

CSH-HCN Lessee (Lansing) GP Inc.	Ontario	CSH-HCN Lessee (McConnell) LP	Ontario

CSH-HCN Lessee (Lansing) LP	Ontario	CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario

CSH-HCN Lessee (l’Atrium) GP Inc.	Ontario	CSH-HCN Lessee (Notre-Dame) LP	Ontario

CSH-HCN Lessee (l’Atrium) LP	Ontario	CSH-HCN Lessee (Pines) GP Inc.	Ontario

CSH-HCN Lessee (Laviolette) GP Inc.	Ontario	CSH-HCN Lessee (Pines) LP	Ontario

CSH-HCN Lessee (Laviolette) LP	Ontario	CSH-HCN Lessee (Pointe-aux—Trembles) GP Inc.	Ontario

CSH-HCN Lessee (Leamington) GP Inc.	Ontario	CSH-HCN Lessee (Pointe-aux—Trembles) LP	Ontario

CSH-HCN Lessee (Leamington) LP	Ontario	CSH-HCN Lessee (Renaissance) GP Inc.	Ontario

CSH-HCN Lessee (l’Ermitage) GP Inc.	Ontario	CSH-HCN Lessee (Renaissance) LP	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

CSH-HCN Lessee (l’Ermitage) LP	Ontario	CSH-HCN Lessee (Rideau) GP Inc.	Ontario

CSH-HCN Lessee (L’Estrie) GP Inc.	Ontario	CSH-HCN Lessee (Rideau) LP	Ontario

CSH-HCN Lessee (L’Estrie) LP	Ontario	CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario

CSH-HCN Lessee (Livingston) GP Inc.	Ontario	CSH-HCN Lessee (Rive-Sud) LP	Ontario

CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario	Dawn Opco II Limited	United Kingdom

CSH-HCN Lessee (Royalcliffe) LP	Ontario	Dawn Opco Limited	United Kingdom

CSH-HCN Lessee (Saguenay) GP Inc.	Ontario	DELM Nursing, Inc.	PA

CSH-HCN Lessee (Saguenay) LP	Ontario	Denver Tenant, LLC	DE

CSH-HCN Lessee (Saint-Jerome) GP Inc.	Ontario	DePaul Physicians, LLC	DE

CSH-HCN Lessee (Saint-Jerome) LP	Ontario	Derby House Ltd	Island of Jersey

CSH-HCN Lessee (Scarlett) GP Inc.	Ontario	Dover ALF, LLC	DE

CSH-HCN Lessee (Scarlett) LP	Ontario	Dover Health Care Associates, Inc.	DE

CSH-HCN Lessee (Tranquility) GP Inc.	Ontario	DRF Bardstown LLC	MN

CSH-HCN Lessee (Tranquility) LP	Ontario	DRF Boardman LLC	MN

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

CSH-HCN Lessee (Trembles) GP Inc.	Ontario	DRF Bridgeton LLC	MN

CSH-HCN Lessee (Trembles) LP	Ontario	DRF Durango LLC	MN

CSH-HCN Lessee (Wellesley) GP Inc.	Ontario	DRF Fenton LLC	MN

CSH-HCN Lessee (Wellesley) LP	Ontario	DRF Gig Harbor LLC	MN

Cumberland Associates of Rhode Island, L.P.	DE	DRF Great Falls LLC	MN

CW Property Inc.	British Columbia	DRF Lakewood LLC	MN

Dawn Limited Partnership	Island of Jersey	DRF Lenexa LLC	MN

DRF Lincoln LLC	MN	Element Acquisition Sub. 3, LLC	DE

DRF LSL LLC	MN	Encare of Mendham, L.L.C.	NJ

DRF Merriam LLC	MN	Encare of Pennypack, Inc.	PA

DRF Monticello Medical Building LLC	MN	Encare of Quakertown, Inc.	PA

DRF Oklahoma City LLC	MN	Encare of Wyncote, Inc.	PA

DRF Shawnee Mission LLC	MN	EPOCH at Hingham Subtenant, LLC	DE

DRF South Valley LLC	MN	EPOCH at Wellesley Subtenant, LLC	DE

DRF Southwest Medical Building LLC	MN	EPOCH at Westford Subtenant, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

DRF Westminster LLC	MN	EPOCH Landlord, LLC	DE

DSG-2010 Loans I, Inc.	DE	EPOCH Tenant, LLC	DE

Dublin Senior Community DRV, LLC	OK	Faribault Assisted Living, LLC	MN

Dublin Senior Community WPP, LLC	OK	FC Compassus, LLC	DE

East Meadow A.L., LLC	DE	FC PAC Holdings, LLC	DE

Easton Meridian Limited Partnership	MD	FC Trident Investment, LLC	DE

Edella Street Associates	PA	FC Trident, LLC	DE

Edgemont Facility Inc.	Ontario	FCA Finance B Secured Party, LLC	DE

Edison NJ Propco, LLC	DE	FC-GEN Acquisition Holding, LLC	DE

FC-GEN Acquisition, Inc.	DE	Frauenshuh HealthCare Properties, LLC	DE

FC-GEN Real Estate, LLC	DE	Frauenshuh HealthCare Venture Properties, LLC	DE

FC-JEN Leasing, LLC	DE	Frauenshuh Jackson LLC	MN

FCT Health Holdings, LLC	DE	Frauenshuh Killeen LLC	MN

FHC Mount Vernon LLC	MN	Frauenshuh Panther Creek LLC	MN

Fieldgate Facility Inc.	Ontario	Frauenshuh Springfield LLC	MN

First Tower Holdco, LLC	DE	Frauenshuh Tacoma LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

First Tower Insurance, LLC	TN	Frauenshuh Temple LLC	DE

FLA-PALM COURT Limited Partnership	FL	G & L Tustin II, LLC	DE

Fleetwood Villa Facility Inc.	Ontario	G & L Tustin III, LLC	DE

Formax Health Holdings, LLC	DE	G&L 4150 Regents LLC	DE

Frauenshuh Ballard LLC	MN	G&L 436 Bedford LLC	DE

Frauenshuh Burleson LLC	DE	G.P. Woods Assisted Living, LLC	DE

Frauenshuh Greeneville LLC	MN	Gemini Davenport, LLC	OK

Frauenshuh Harker Heights, LLC	DE	Gemini KC Land, L.L.C.	OK

Frauenshuh HealthCare Properties III, LLC	DE	Gemini Las Colinas, L.L.C.	OK

Frauenshuh HealthCare Properties II, LLC	DE	Gemini Romeoville, LLC	OK

Gemini SS Lessee, LLC	OK	Genesis HealthCare Holding Company II, Inc.	DE

Gemini Villa Ventura, L.L.C.	OK	Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	VA

Gemini Wexford, L.L.C.	OK	Genesis Meridian 7 Partnership Holding Company L.L.C.	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Genesis ElderCare Centers—Harston, Inc.	PA	Genesis Properties of Delaware Corporation	DE

Genesis ElderCare Corp.	DE	Genesis Properties of Delaware Ltd. Partnership, L.P.	DE

Genesis Eldercare National Centers, Inc.	FL	Genesis/Harbor, LLC	DE

Genesis Health Ventures of Bloomfield, Inc.	PA	Geriatric & Medical Companies, Inc.	DE

Genesis Health Ventures of Clarks Summit, Inc.	PA	Geriatric and Medical Services, Inc.	NJ

Genesis Health Ventures of Massachusetts, Inc.	PA	Geri-Med Corp.	PA

Genesis Health Ventures of Naugatuck, Inc.	PA	Gig Harbor Physicians LLC	DE

Genesis Health Ventures of Salisbury, Inc.	PA	Gilbert AZ Senior Living Owner, LLC	DE

Genesis Health Ventures of West	PA	Glenmark Associates - Dawnview	WV

Virginia, Inc.		Manor, Inc.

Genesis Health Ventures of West Virginia, L.P.	PA	Glenmark Associates, Inc.	WV

Genesis Health Ventures of Wilkes—Barre, Inc.	PA	Glenmark Properties I, Limited Partnership	WV

Genesis HealthCare Centers Holdings, Inc.	DE	Glenmark Properties, Inc.	WV

Genesis HealthCare Corporation	PA	GMA - Uniontown, Inc.	PA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Genesis HealthCare Holding Company I, Inc.	DE	GMA Partnership Holding Company, Inc.	WV

GMA-Brightwood, Inc.	WV	Gracewell Properties (Fareham) S.a.r.l.	Luxembourg

GMA-Madison, Inc.	WV	Gracewell Properties (Frome) S.a.r.l.	Luxembourg

Grace Lodge Care Holdings S.a.r.l.	Luxembourg	Gracewell Properties (Hamilton) S.a.r.l.	Luxembourg

Grace Lodge Care Operating S.a.r.l.	Luxembourg	Gracewell Properties (Horley) S.a.r.l.	Luxembourg

Grace Lodge Care S.a.r.l.	Luxembourg	Gracewell Properties (Kentford) S.a.r.l.	Luxembourg

Gracewell (Newmarket) Limited	United Kingdom	Gracewell Properties (Pines) S.a.r.l.	Luxembourg

Gracewell Healthcare 1 Limited	United Kingdom	Gracewell Properties (Salisbury) S.a.r.l.	Luxembourg

Gracewell Healthcare 2 Limited	United Kingdom	Gracewell Properties (Shelbourne) S.a.r.l.	Luxembourg

Gracewell Healthcare 3 Limited	United Kingdom	Gracewell Properties (Weymouth) S.a.r.l.	Luxembourg

Gracewell Healthcare 4 Limited	United Kingdom	Gracewell Properties Holding S.a.r.l.	Luxembourg

Gracewell Investment No.2 S.a.r.l.	Luxembourg	Grand Ledge I, LLC	DE

Gracewell Investment No.3 S.a.r.l.	Luxembourg	Greeneville Healthcare Investors, LLC	DE

Gracewell Investment No.4 S.a.r.l.	Luxembourg	Greenspring Meridian Limited Partnership	MD

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Gracewell Operations Holdings Limited	United Kingdom	Groton Associates of Connecticut, L.P.	DE

Gracewell Properties (Abercorn) S.a.r.l.	Luxembourg	GWC-Crestwood, Inc.	VA

Gracewell Properties (Birmingham) S.a.r.l.	Luxembourg	GWC-Dix Hills, Inc.	VA

Gracewell Properties (Church Crookham) S.a.r.l.	Luxembourg	GWC-East Meadow, Inc.	VA

GWC-East Setauket, Inc.	VA	Hawthorns Retirement Management Limited	United Kingdom

GWC-Glen Cove, Inc.	VA	Hawthorns Retirement UK Limited	United Kingdom

GWC-Holbrook, Inc.	VA	HBLR Operating, LLC	DE

GWC-Plainview, Inc.	VA	HBLR/Burlington Operating, LLC	DE

GWC-West Babylon, Inc.	VA	HBLR/Highland Park Operating, LLC	DE

Habitation Domaine des Trembles Inc.	Quebec	HBLR/Lynnfield Operating, LLC	DE

Habitation Faubourg Giffard Inc.	Quebec	HBLR/Randolph Operating, LLC	DE

Hammes Company Green Bay I, LLC	WI	HC Mill Creek I, LLC	WI

Hammes Company Green Bay II, LLC	WI	HC Redmond I, LLC	WI

Hammonds Lane Meridian Limited Partnership	MD	HC Summit I, LLC	WI

Hanford Court Ltd	Island of Jersey	HCN (Pembroke) Property Inc.	British Columbia

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Harbor Crest Tenant, LLC	DE	HCN (Stonehaven) Property Inc.	British Columbia

Harnett Health Investors, LP	VA	HCN Access Holdings, LLC	DE

Hawthorns Braintree Limited	United Kingdom	HCN Access Las Vegas I, LLC	DE

Hawthorns Clevedon Limited	United Kingdom	HCN Canadian Holdings GP-1 Ltd.	British Columbia

Hawthorns Eastbourne Limited	United Kingdom	HCN Canadian Holdings LP-1 Ltd.	British Columbia

Hawthorns Retirement Group UK Limited	United Kingdom	HCN Canadian Holdings-1 LP	Ontario

HCN Canadian Investment-1 LP	Ontario	HCN DSL Member GP, LLC	DE

HCN Canadian Investment-4 LP	Ontario	HCN DSL Member JV, LP	DE

HCN Canadian Investment-5 LP	Ontario	HCN DSL Member REIT, LLC	DE

HCN Canadian Investment-5 ULC	British Columbia	HCN DSL Member TRS, LLC	DE

HCN Canadian Leasing (British Columbia) Ltd.	British Columbia	HCN Emerald Holdings, LLC	DE

HCN Canadian Leasing Ltd.	British Columbia	HCN FCE Life Sciences, LLC	DE

HCN Canadian Leasing-2 Ltd.	British Columbia	HCN Fountains Leasing Ltd.	British Columbia

HCN Canadian Leasing-3 Ltd.	British Columbia	HCN G&L DownREIT II, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN Canadian Leasing-4 Ltd.	British Columbia	HCN G&L DownREIT LLC	DE

HCN Canadian Management Services Ltd.	British Columbia	HCN G&L Holy Cross Sub, LLC	DE

HCN Canadian Properties, Inc.	New Brunswick	HCN G&L Roxbury Sub, LLC	DE

HCN Capital Holdings II, LLC	DE	HCN G&L Santa Clarita Sub, LLC	DE

HCN Capital Holdings, LLC	DE	HCN G&L Valencia Sub, LLC	DE

HCN Development Services Group, Inc.	IN	HCN Hancock Investments, Ltd	Island of Jersey

HCN DownREIT Member GP, LLC	DE	HCN Hancock Leicester Ltd.	Island of Guernsey

HCN DownREIT Member JV, LP	DE	HCN Hancock Loxley Park Ltd.	Island of Guernsey
HCN DownREIT Member, LLC	DE	HCN Hancock Miramar Ltd.	Island of Guernsey

HCN Imperial Leasing Ltd.	British Columbia	HCN Renaissance Leasing Ltd.	British Columbia

HCN Interra Lake Travis LTACH, LLC	DE	HCN Renaissance (Regal) Leasing Ltd.	British Columbia

HCN Investment GP-1 Ltd.	British Columbia	HCN Rendina Holdings, LLC	DE

HCN Investment GP-4 Ltd.	British Columbia	HCN Rendina Merced, LLC	DE

HCN Investment GP-5 Ltd.	British Columbia	HCN Ross Leasing Ltd.	British Columbia

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN Kensington Victoria Leasing Ltd	British Columbia	HCN Share Holdings JV GP, LLC	DE

HCN Lake Travis Holdings, LLC	DE	HCN Share Holdings JV, LP	DE

HCN Lake Travis Property One, LLC	DE	HCN Sunwood Leasing Ltd.	British Columbia

HCN Lake Travis Property Two, LLC	DE	HCN UK Holdco Limited	Island of Jersey

HCN Lessee (Pembroke) GP Inc.	British Columbia	HCN UK Investments Limited	Island of Jersey

HCN Lessee (Pembroke) LP	Ontario	HCN UK Management Services Limited	United Kingdom

HCN Lessee (Ross) GP Inc.	British Columbia	HCN UK Saints Investments Ltd	Island of Jersey

HCN Lessee (Ross) LP	Ontario	HCN-Revera (Annex) Inc.	Ontario

HCN Lessee (Stonehaven) GP Inc.	British Columbia	HCN-Revera (Appleby Place) Inc.	Ontario

HCN Lessee (Stonehaven) LP	Ontario	HCN-Revera (Beechwood) Inc.	Ontario

HCN Navvis Clarkson Valley, LLC	DE	HCN-Revera (Bough Beeches Place) Inc.	Ontario

HCN Portsmouth Leasing Ltd.	British Columbia	HCN-Revera (Centennial Park Place) Inc.	Ontario

HCN-Revera (Churchill Place) Inc.	Ontario	HCN-Revera (River Ridge) Inc.	Ontario

HCN-Revera (Colonel By) Inc.	Ontario	HCN-Revera (Stone Lodge) Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera (Constitution Place) Inc.	Ontario	HCN-Revera (Valley Stream) Inc.	Ontario

HCN-Revera (Don Mills/Donway Place) Inc.	Ontario	HCN-Revera (Wellington) Inc.	Ontario

HCN-Revera (Edinburgh) Inc.	Ontario	HCN-Revera (Westwood) Inc.	Ontario

HCN-Revera (Fergus Place) Inc.	Ontario	HCN-Revera (Whitecliff) Inc.	Ontario

HCN-Revera (Forest Hill Place) Inc.	Ontario	HCN-Revera (Windermere on the Mount) Inc.	Ontario

HCN-Revera (Glynnwood) Inc.	Ontario	HCN-Revera Joint Venture GP Inc.	Ontario

HCN-Revera (Hollyburn House) Inc.	Ontario	HCN-Revera Joint Venture Limited Partnership	Ontario

HCN-Revera (Kensington Victoria) Inc.	Ontario	HCN-Revera Joint Venture ULC	British Columbia

HCN-Revera (Kensington) Inc.	Ontario	HCN-Revera Lessee (Alta Vista) GP Inc.	Ontario

HCN-Revera (Leaside) Inc.	Ontario	HCN-Revera Lessee (Alta Vista) LP	Ontario

HCN-Revera (Parkwood Court) Inc.	Ontario	HCN-Revera Lessee (Annex) GP Inc.	Ontario

HCN-Revera (Parkwood Manor) Inc.	Ontario	HCN-Revera Lessee (Annex) LP	Ontario

HCN-Revera (Parkwood Place) Inc.	Ontario	HCN-Revera Lessee (Appleby Place) GP Inc.	Ontario

HCN-Revera (Rayoak Place) Inc.	Ontario	HCN-Revera Lessee (Appleby Place) LP	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera (Regal) Limited Partnership	Ontario	HCN-Revera Lessee (Arnprior Villa) GP Inc.	Ontario

HCN-Revera Lessee (Arnprior Villa) LP	Ontario	HCN-Revera Lessee (Bough Beeches Place) GP Inc.	Ontario

HCN-Revera Lessee (Barrhaven) GP Inc.	Ontario	HCN-Revera Lessee (Bough Beeches Place) LP	Ontario

HCN-Revera Lessee (Barrhaven) LP	Ontario	HCN-Revera Lessee (Bradgate Arms) GP Inc.	Ontario

HCN-Revera Lessee (Beechwood) GP Inc.	Ontario	HCN-Revera Lessee (Bradgate Arms) LP	Ontario

HCN-Revera Lessee (Beechwood) LP	Ontario	HCN-Revera Lessee (Briargate) GP Inc.	Ontario

HCN-Revera Lessee (Bentley Moose Jaw) GP Inc.	Ontario	HCN-Revera Lessee (Briargate) LP	Ontario

HCN-Revera Lessee (Bentley Moose Jaw) LP	Ontario	HCN-Revera Lessee (Bridlewood Manor) GP Inc.	Ontario

HCN-Revera Lessee (Bentley Regina) GP Inc.	Ontario	HCN-Revera Lessee (Bridlewood Manor) LP	Ontario

HCN-Revera Lessee (Bentley Regina) LP	Ontario	HCN-Revera Lessee (Cambridge) GP Inc.	Ontario

HCN-Revera Lessee (Bentley Saskatoon) GP Inc.	Ontario	HCN-Revera Lessee (Cambridge) LP	Ontario

HCN-Revera Lessee (Bentley Saskatoon) LP	Ontario	HCN-Revera Lessee (Cedarcroft Place) GP Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Bentley Swift Current) GP Inc.	Ontario	HCN-Revera Lessee (Cedarcroft Place) LP	Ontario

HCN-Revera Lessee (Bentley Swift Current) LP	Ontario	HCN-Revera Lessee (Centennial Park Place) GP Inc.	Ontario

HCN-Revera Lessee (Bentley Yorkton) GP Inc.	Ontario	HCN-Revera Lessee (Centennial Park Place) LP	Ontario

HCN-Revera Lessee (Bentley Yorkton) LP	Ontario	HCN-Revera Lessee (Chateau Renoir) GP Inc.	Ontario

HCN-Revera Lessee (Birkdale) GP Inc.	Ontario	HCN-Revera Lessee (Chateau Renoir) LP	Ontario

HCN-Revera Lessee (Birkdale) LP	Ontario	HCN-Revera Lessee (Chatham) GP Inc.	Ontario

HCN-Revera Lessee (Chatham) LP	Ontario	HCN-Revera Lessee (Dorchester) GP Inc.	Ontario

HCN-Revera Lessee (Churchill Place) GP Inc.	Ontario	HCN-Revera Lessee (Dorchester) LP	Ontario

HCN-Revera Lessee (Churchill Place) LP	Ontario	HCN-Revera Lessee (Edgemont) GP Inc.	Ontario

HCN-Revera Lessee (Clair Matin) GP Inc.	Ontario	HCN-Revera Lessee (Edgemont) LP	Ontario

HCN-Revera Lessee (Clair Matin) LP	Ontario	HCN-Revera Lessee (Edinburgh) GP Inc.	Ontario

HCN-Revera Lessee (Claremont) GP Inc.	Ontario	HCN-Revera Lessee (Edinburgh) LP	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Claremont) LP	Ontario	HCN-Revera Lessee (Emerite de Brossard) GP Inc.	Ontario

HCN-Revera Lessee (Colonel By) GP Inc.	Ontario	HCN-Revera Lessee (Emerite de Brossard) LP	Ontario

HCN-Revera Lessee (Colonel By) LP	Ontario	HCN-Revera Lessee (Fergus Place) GP Inc.	Ontario

HCN-Revera Lessee (Constitution Place) GP Inc.	Ontario	HCN-Revera Lessee (Fergus Place) LP	Ontario

HCN-Revera Lessee (Constitution Place) LP	Ontario	HCN-Revera Lessee (Fleetwood Villa) GP Inc.	Ontario

HCN-Revera Lessee (Crofton Manor) GP Inc.	Ontario	HCN-Revera Lessee (Fleetwood Villa) LP	Ontario

HCN-Revera Lessee (Crofton Manor) LP	Ontario	HCN-Revera Lessee (Forest Hill Place) GP Inc.	Ontario

HCN-Revera Lessee (Don Mills) GP Inc.	Ontario	HCN-Revera Lessee (Forest Hill Place) LP	Ontario

HCN-Revera Lessee (Don Mills) LP	Ontario	HCN-Revera Lessee (Franklin) GP Inc.	Ontario

HCN-Revera Lessee (Donway Place) GP Inc.	Ontario	HCN-Revera Lessee (Franklin) LP	Ontario

HCN-Revera Lessee (Donway Place) LP	Ontario	HCN-Revera Lessee (Glynnwood) GP Inc.	Ontario

HCN-Revera Lessee (Glynnwood) LP	Ontario	HCN-Revera Lessee (Kensington Victoria) GP Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Grand Wood) GP Inc.	Ontario	HCN-Revera Lessee (Jardins du Couvent) GP Inc.	Ontario

HCN-Revera Lessee (Grand Wood) LP	Ontario	HCN-Revera Lessee (Jardins du Couvent) LP	Ontario

HCN-Revera Lessee (Greenway) GP Inc.	Ontario	HCN-Revera Lessee (Jardins Interieurs) GP Inc.	Ontario

HCN-Revera Lessee (Greenway) LP	Ontario	HCN-Revera Lessee (Jardins Interieurs) LP	Ontario

HCN-Revera Lessee (Heartland) GP Inc.	Ontario	HCN-Revera Lessee (Jardins Vaudreuil) GP Inc.	Ontario

HCN-Revera Lessee (Heartland) LP	Ontario	HCN-Revera Lessee (Jardins Vaudreuil) LP	Ontario

HCN-Revera Lessee (Heritage Lodge) GP Inc.	Ontario	HCN-Revera Lessee (Kensington Victoria) LP	Ontario

HCN-Revera Lessee (Heritage Lodge) LP	Ontario	HCN-Revera Lessee (Kensington) GP Inc.	Ontario

HCN-Revera Lessee (Highland Place) GP Inc.	Ontario	HCN-Revera Lessee (Kensington) LP	Ontario

HCN-Revera Lessee (Highland Place) LP	Ontario	HCN-Revera Lessee (King Gardens) GP Inc.	Ontario

HCN-Revera Lessee (Hollyburn House) GP Inc.	Ontario	HCN-Revera Lessee (King Gardens) LP	Ontario

HCN-Revera Lessee (Hollyburn House) LP	Ontario	HCN-Revera Lessee (Kingsway) GP Inc.	Ontario

HCN-Revera Lessee (Horizon Place) GP Inc.	Ontario	HCN-Revera Lessee (Kingsway) LP	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Horizon Place) LP	Ontario	HCN-Revera Lessee (Landmark Court) GP Inc.	Ontario

HCN-Revera Lessee (Hunt Club Manor) GP Inc.	Ontario	HCN-Revera Lessee (Landmark Court) LP	Ontario

HCN-Revera Lessee (Hunt Club Manor) LP	Ontario	HCN-Revera Lessee (Leaside) GP Inc.	Ontario

HCN-Revera Lessee (Leaside) LP	Ontario	HCN-Revera Lessee (Parkwood Court) GP Inc.	Ontario

HCN-Revera Lessee (Lundy Manor) GP Inc.	Ontario	HCN-Revera Lessee (Parkwood Court) LP	Ontario

HCN-Revera Lessee (Lundy Manor) LP	Ontario	HCN-Revera Lessee (Parkwood Manor) GP Inc.	Ontario

HCN-Revera Lessee (Lynwood) GP Inc.	Ontario	HCN-Revera Lessee (Parkwood Manor) LP	Ontario

HCN-Revera Lessee (Lynwood) LP	Ontario	HCN-Revera Lessee (Parkwood Place) GP Inc.	Ontario

HCN-Revera Lessee (Manoir Lafontaine) GP Inc.	Ontario	HCN-Revera Lessee (Parkwood Place) LP	Ontario

HCN-Revera Lessee (Manoir Lafontaine) LP	Ontario	HCN-Revera Lessee (Pavillon des Cedres) GP Inc.	Ontario

HCN-Revera Lessee (Maplecrest) GP Inc.	Ontario	HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario

HCN-Revera Lessee (Maplecrest) LP	Ontario	HCN-Revera Lessee (Plymouth) GP Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Marian Chateau) GP Inc.	Ontario	HCN-Revera Lessee (Plymouth) LP	Ontario

HCN-Revera Lessee (Marian Chateau) LP	Ontario	HCN-Revera Lessee (Port Perry) GP Inc.	Ontario

HCN-Revera Lessee (McKenzie Towne) GP Inc.	Ontario	HCN-Revera Lessee (Port Perry) LP	Ontario

HCN-Revera Lessee (McKenzie Towne) LP	Ontario	HCN-Revera Lessee (Portobello) GP Inc.	Ontario

HCN-Revera Lessee (Meadowlands) GP Inc.	Ontario	HCN-Revera Lessee (Portobello) LP	Ontario

HCN-Revera Lessee (Meadowlands) LP	Ontario	HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario

HCN-Revera Lessee (Ogilvie Villa) GP Inc.	Ontario	HCN-Revera Lessee (Portsmouth) GP Inc.	Ontario

HCN-Revera Lessee (Ogilvie Villa) LP	Ontario	HCN-Revera Lessee (Portsmouth) LP	Ontario

HCN-Revera Lessee (Prince of Wales) GP Inc.	Ontario	HCN-Revera Lessee (St. Lawrence Place) LP	Ontario

HCN-Revera Lessee (Prince of Wales) LP	Ontario	HCN-Revera Lessee (Stittsville Villa) GP Inc.	Ontario

HCN-Revera Lessee (Queenswood Villa) GP Inc.	Ontario	HCN-Revera Lessee (Stittsville Villa) LP	Ontario

HCN-Revera Lessee (Queenswood Villa) LP	Ontario	HCN-Revera Lessee (Stone Lodge) GP Inc.	Ontario

HCN-Revera Lessee (Rayoak Place) GP Inc.	Ontario	HCN-Revera Lessee (Stone Lodge) LP	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Rayoak Place) LP	Ontario	HCN-Revera Lessee (Sunwood) GP Inc.	Ontario

HCN-Revera Lessee (Renaissance) GP Inc.	Ontario	HCN-Revera Lessee (Sunwood) LP	Ontario

HCN-Revera Lessee (Renaissance) LP	Ontario	HCN-Revera Lessee (Terrace Gardens) GP Inc.	Ontario

HCN-Revera Lessee (River Ridge) GP Inc.	Ontario	HCN-Revera Lessee (Terrace Gardens) LP	Ontario

HCN-Revera Lessee (River Ridge) LP	Ontario	HCN-Revera Lessee (The Churchill) GP Inc.	Ontario

HCN-Revera Lessee (Riverbend) GP Inc.	Ontario	HCN-Revera Lessee (The Churchill) LP	Ontario

HCN-Revera Lessee (Riverbend) LP	Ontario	HCN-Revera Lessee (Trafalgar Lodge) GP Inc.	Ontario

HCN-Revera Lessee (Robertson House) GP Inc.	Ontario	HCN-Revera Lessee (Trafalgar Lodge) LP	Ontario

HCN-Revera Lessee (Robertson House) LP	Ontario	HCN-Revera Lessee (Valley Stream) GP Inc.	Ontario

HCN-Revera Lessee (Scenic Acres) GP Inc.	Ontario	HCN-Revera Lessee (Valley Stream) LP	Ontario

HCN-Revera Lessee (Scenic Acres) LP	Ontario	HCN-Revera Lessee (Victoria Place) GP Inc.	Ontario

HCN-Revera Lessee (St. Lawrence Place) GP Inc.	Ontario	HCN-Revera Lessee (Victoria Place) LP	Ontario

HCN-Revera Lessee (Waverley/Rosewood) GP Inc.	Ontario	HCN-TH Wisconsin VI, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-Revera Lessee (Waverley/Rosewood) LP	Ontario	HCN-TH Wisconsin VII, LLC	DE

HCN-Revera Lessee (Wellington) GP Inc.	Ontario	HCN-TH Wisconsin VIII, LLC	DE

HCN-Revera Lessee (Wellington) LP	Ontario	HCRE Solutions, LLC	DE

HCN-Revera Lessee (Westwood) GP Inc.	Ontario	HCRI 10301 Hagen Ranch Holdings, LLC	DE

HCN-Revera Lessee (Westwood) LP	Ontario	HCRI 10301 Hagen Ranch Properties II, LLC	DE

HCN-Revera Lessee (Whitecliff) GP Inc.	Ontario	HCRI 10301 Hagen Ranch Properties, LLC	DE

HCN-Revera Lessee (Whitecliff) LP	Ontario	HCRI 1950 Sunny Crest Drive, LLC	DE

HCN-Revera Lessee (Windermere on the Mount) GP Inc.	Ontario	HCRI 3400 Old Milton, LLC	DE

HCN-Revera Lessee (Windermere on the Mount) LP	Ontario	HCRI 5670 Peachtree Dunwoody, LLC	DE

HCN-Revera Lessee (Windsor) GP Inc.	Ontario	HCRI 975 Johnson Ferry, LLC	DE

HCN-Revera Lessee (Windsor) LP	Ontario	HCRI Abingdon Holdings, Inc.	NC

HCN-TH Wisconsin I, LLC	DE	HCRI Abingdon Properties, LP	NC

HCN-TH Wisconsin II, LLC	DE	HCRI AL U.S. Bonita Subtenant, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCN-TH Wisconsin III, LLC	DE	HCRI AL U.S. Boulder Subtenant, LLC	DE

HCN-TH Wisconsin IV, LLC	DE	HCRI AL U.S. G.P. Woods Subtenant, LLC	DE

HCN-TH Wisconsin V, LLC	DE	HCRI AL U.S. GP Woods II Subtenant, LLC	DE

HCRI AL U.S. Huntington Beach Subtenant, LLC	DE	HCRI Beachwood, Inc.	OH

HCRI AL U.S. La Jolla Subtenant, LLC	DE	HCRI Boardman Properties, LLC	DE

HCRI AL U.S. La Palma Subtenant, LLC	DE	HCRI Braintree Subtenant, LLC	DE

HCRI AL U.S. Newtown Square Subtenant, LLC	DE	HCRI Broadview, Inc.	OH

HCRI AL U.S. Playa Vista Subtenant, LLC	DE	HCRI Burlington Manor Holdings, Inc.	NC

HCRI AL U.S. Sacramento Subtenant, LLC	DE	HCRI Burlington Manor Properties, LP	NC

HCRI AL U.S. San Gabriel Subtenant, LLC	DE	HCRI Carmel Building A Medical Facility, LLC	DE

HCRI AL U.S. Seal Beach Subtenant, LLC	DE	HCRI Carmel Building B Medical Facility, LLC	DE

HCRI AL U.S. Studio City Subtenant, LLC	DE	HCRI Cold Spring Properties, LLC	DE

HCRI AL U.S. Wilmington Subtenant, LLC	DE	HCRI Concord Place Holdings, Inc.	NC

HCRI AL U.S. Woodland Hills Subtenant, LLC	DE	HCRI Concord Place Properties, LP	NC

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI Allen Medical Facility, LLC	DE	HCRI Connecticut Avenue Subtenant, LLC	DE

HCRI Ancillary TRS, Inc.	DE	HCRI Crestwood Subtenant, LLC	DE

HCRI Asheboro Holdings, Inc.	NC	HCRI Cumberland Properties, LLC	DE

HCRI Asheboro Properties, LP	NC	HCRI Dallas Medical Facility, LLC	DE

HCRI Baylor Grapevine ASC, LLC	DE	HCRI Deerfield Beach Medical Facility, LLC	DE

HCRI Baylor Grapevine Medical Plaza, LLC	DE	HCRI Draper Place Properties Trust	MA

HCRI Drum Hill Properties, LLC	DE	HCRI Gardner Park TRS, LLC	DE

HCRI Eden Holdings, Inc.	NC	HCRI Gaston Manor Holdings, Inc.	NC

HCRI Eden Properties, LP	NC	HCRI Gaston Manor Properties, LP	NC

HCRI Edison Subtenant, LLC	DE	HCRI Henderson Subtenant, LLC	DE

HCRI Emerald Holdings III, LLC	DE	HCRI Hermosa Beach TRS, LLC	DE

HCRI Emerald Holdings IV, LLC	DE	HCRI High Point Manor Holdings, Inc.	NC

HCRI Emerald Holdings, LLC	DE	HCRI High Point Manor Properties, LP	NC

HCRI Fairfax Subtenant, LLC	DE	HCRI Holdings Trust	MA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI Fairmont Properties, LLC	DE	HCRI Illinois Properties, LLC	DE

HCRI Financial Services, LLC	DE	HCRI Indiana Properties, Inc.	DE

HCRI Financing, Inc.	DE	HCRI Indiana Properties, LLC	IN

HCRI Fore River Medical Facility, LLC	DE	HCRI Investments, Inc.	DE

HCRI Fort Bend Clinic, LLC	DE	HCRI Kansas Properties, LLC	DE

HCRI Fort Wayne Medical Facility, LLC	DE	HCRI Karrington TRS, LLC	DE

HCRI Fox Hill (HCU) Subtenant, LLC	DE	HCRI Kentucky Properties, LLC	KY

HCRI Fullerton Subtenant, LLC	DE	HCRI Kirkland Properties, LLC	DE

HCRI Gardner Park Tenant TRS, LLC	DE	HCRI Leominster TRS, LLC	DE

HCRI Limited Holdings, Inc.	DE	HCRI North Carolina Properties, LLC	DE

HCRI Logistics, Inc.	DE	HCRI NY-NJ Properties, LLC	DE

HCRI Louisiana Properties, L.P.	DE	HCRI of Folsom Tenant, LLC	CA

HCRI Marina Place Properties Trust	MA	HCRI of Upland Tenant, LLC	CA

HCRI Massachusetts Properties Trust	MA	HCRI Pennsylvania Properties Holding Company	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI Massachusetts Properties Trust II	MA	HCRI Pennsylvania Properties, Inc.	PA

HCRI Massachusetts Properties, Inc.	DE	HCRI Plano Medical Facility, LLC	DE

HCRI McLean TRS, LLC	DE	HCRI Prestonwood Medical Facility, LLC	DE

HCRI Merrillville Medical Facility, LLC	DE	HCRI Provider Properties, LLC	DE

HCRI Monterey Subtenant, LLC	DE	HCRI Purchasing, LLC	DE

HCRI MSH Gardner Park, LLC	DE	HCRI Raleigh Medical Facility, LLC	DE

HCRI Nassau Bay Medical Facility, LLC	DE	HCRI Red Fox ManCo, LLC	DE

HCRI Nevada Properties, Inc.	NV	HCRI Red Fox OpCo, LLC	DE

HCRI New Hampshire Properties, LLC	DE	HCRI Ridgeland Pointe Properties, LLC	DE

HCRI North Carolina Properties I, Inc.	NC	HCRI Rogers Medical Facility, LLC	DE

HCRI North Carolina Properties II, Inc.	NC	HCRI Roswell I Medical Facility, LLC	DE

HCRI North Carolina Properties III, Limited Partnership	NC	HCRI Roswell II Medical Facility, LLC	DE

HCRI Roswell III Medical Facility, LLC	DE	HCRI Sun III Dresher Senior Living, LP	DE

HCRI Senior Housing Properties, Inc.	DE	HCRI Sun III Golden Valley Senior Living, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI SL II TRS Corp.	DE	HCRI Sun III GP, LLC	DE

HCRI SL III TRS Corp.	DE	HCRI Sun III Lenexa Senior Living, LLC	DE

HCRI SL IV TRS Corp.	DE	HCRI Sun III Minnetonka Senior Living, LLC	DE

HCRI Southern Investments I, Inc.	DE	HCRI Sun III Palo Alto Senior Living, LP	DE

HCRI Southlake Medical Facility, LLC	DE	HCRI Sun III Plano Senior Living, LP	DE

HCRI Statesville Place Holdings I, Inc.	NC	HCRI Sun III Shelby Senior Living, LLC	DE

HCRI Statesville Place Holdings II, Inc.	NC	HCRI Sun III Tenant Acquisition, LLC	DE

HCRI Statesville Place Properties I, LP	NC	HCRI Sun III Tenant GP, LLC	DE

HCRI Statesville Place Properties II, LP	NC	HCRI Sun III Tenant, LP	DE

HCRI Summit Properties, LLC	DE	HCRI Sun III TRS, LLC	DE

HCRI Sun Development TRS, LLC	DE	HCRI Sun Partners II, LLC	DE

HCRI Sun GP I, LLC	DE	HCRI Sun Partners III, LLC	DE

HCRI Sun I Braintree MA Senior Living, LLC	DE	HCRI Sun Partners IV, LLC	DE

HCRI Sun I Fullerton CA Senior Living, LP	DE	HCRI Sun Three Lombard IL Senior Living, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI Sun I Henderson NV Senior Living, LLC	DE	HCRI Sun Three Pool One, LLC	DE

HCRI Sun Two Baton Rouge LA Senior Living, LLC	DE	HCRI TRS Trident Investment, LLC	DE

HCRI Sun Two Broomfield CO Senior Living, LLC	DE	HCRI Tucson Properties, Inc.	DE

HCRI Sun Two Gilbert AZ Senior Living, LLC	DE	HCRI Van Nuys Medical Facility, LLC	DE

HCRI Sun Two McCandless PA Senior Living, LP	DE	HCRI Virginia Beach Medical Facility, LLC	DE

HCRI Sun Two Metairie LA Senior Living, LLC	DE	HCRI Webb Gin Subtenant, LLC	DE

HCRI Sun Two Pool One GP, LLC	DE	HCRI Weddington Park Holdings, Inc.	NC

HCRI Sun Two Pool One, LLC	DE	HCRI Weddington Park Properties, LP	NC

HCRI Sun Two Pool Two, LLC	DE	HCRI Westgate Medical Facility, LLC	DE

HCRI Sun Two Simi Valley CA Senior Living, LP	DE	HCRI Westlake, Inc.	OH

HCRI Tallahassee Medical Facility, LLC	DE	HCRI Westover Hills Baptist Medical Facility II, LLC	DE

HCRI Tennessee Properties, Inc.	DE	HCRI Westover Hills Baptist Medical Facility, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

HCRI Tennessee Properties, LLC	DE	HCRI Wilburn Gardens Properties, LLC	DE

HCRI Texas Health Southlake Hospital Medical Facility, LLC	DE	HCRI Wisconsin Properties, LLC	WI

HCRI Texas Properties, Inc.	DE	HCRI/SRZ Master OpCo, LLC	DE

HCRI Texas Properties, Ltd.	TX	HCRIX Houston, LLC	DE

HCRI TRS Acquirer II, LLC	DE	HCRIX Royal, LLC	DE

HCRI TRS Acquirer, LLC	DE	Health Resources of Cedar Grove, Inc.	NJ

Health Resources of Cinnaminson, Inc.	NJ	Healthcare Property Managers of America, LLC	FL

Health Resources of Cranbury, L.L.C.	NJ	Healthcare Resources Corp.	PA

Health Resources of Cumberland, Inc.	DE	Healthlease Properties Administration Company ULC	British Columbia

Health Resources of Eatontown, L.L.C.	NJ	HealthLease U.S., Inc.	DE

Health Resources of Emery, L.L.C.	NJ	Heat Merger Sub, LLC	DE

Health Resources of Englewood, Inc.	NJ	Heat OP TRS, Inc.	DE

Health Resources of Fair Lawn, L.L.C. Jersey	NJ	Hempstalls Hall Ltd	Island of

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Health Resources of Gardner, Inc.	DE	HH Florida, LLC	DE

Health Resources of Glastonbury, Inc.	CT	Highcliffe Ltd	Island of Jersey

Health Resources of Groton, Inc.	DE	Highland Healthcare Investors, LLC	DE

Health Resources of Middletown (RI), Inc.	DE	Hilltop Health Care Center, Inc.	DE

Health Resources of Ridgewood, L.L.C. Jersey	NJ	Hinckley House Ltd	Island of

Health Resources of Rockville, Inc.	DE	Hingham Terry Drive I LLC	DE

Health Resources of South Brunswick, L.L.C.	NJ	HL GP, LLC	IN

Health Resources of Wallingford, Inc.	DE	Holiday Retirement (Clevedon) Limited	United Kingdom

Health Resources of Warwick, Inc.	DE	Holly Manor Associates of New Jersey, L.P.	DE

Health Resources of West Orange, L.L.C.	NJ	Horizon Associates, Inc.	WV

Horse Fair Ltd	Island of Jersey	Killeen Healthcare Investors, LLC	DE

HRWV Huntington, Inc.	WV	King Street Facility Inc.	Ontario

Hudson MOB Holdings, Inc.	DE	Kingston Facility Inc.	Ontario

Hunt Club Manor Facility Inc.	Ontario	Kirkstall Aire View Ltd	Island of Jersey

I.L.S. Care Communities Inc.	Ontario	Knollwood Manor, Inc.	PA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Imperial Place Residence Inc. / Residence Place Imperiale Inc.	Quebec	KSL Landlord, LLC	DE

Jackson Investors, LLC	DE	Lake Mead Medical Investors Limited Partnership	FL

Johns Creek GA Senior Living Owner, LLC	DE	Landmark Facility Inc.	Ontario

Jupiter Landlord, LLC	DE	Laurel Health Resources, Inc.	DE

Kaiser Gemini Burgundy, LLC	OK	Lawrence Care (Maids Moreton) Limited	United Kingdom

Kaiser Gemini Woodland, LLC	OK	Le Wellesley Inc.	Quebec

Keystone Nursing Home, Inc.	DE	Leawood Tenant, LLC	DE

Keystone Communities of Eagan, LLC	MN	Lehigh Nursing Homes, Inc.	PA

Keystone Communities of Highland Park, LLC	DE	Lenexa Investors II, LLC	DE

Keystone Communities of Mankato, LLC	MN	Lenexa Investors, LLC	DE

Keystone Communities of Prior Lake, LLC	MN	Leon Dorchester Facility Inc.	Ontario

Keystone Communities of Roseville, LLC	DE	Les Belvederes de Lachine Inc.	Canada

Les Jardins Laviolette Inc.	Quebec	Marlinton Partnership Holding Company, Inc.	PA

Les Residences-Hotellerie Harmonie Inc.	Quebec	Master HCRI Sun Dev I, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Lillington AL Health Investors, LP	VA	Master HCRI Sun III GP, LLC	DE

LLUMCM, LLC	DE	Master HCRI Sun III, LP	DE

Lombard IL Senior Living Owner, LLC	DE	Master HCRI Sun Manager I, LLC	DE

Louisville KY Senior Living Owner, LLC	DE	Master MetSun Three GP, LLC	DE

Lundy Manor Facility Inc.	Ontario	Master MetSun Three, LP	DE

Mabri Convalescent Center, Inc.	CT	Master MetSun, LP	DE

Maids Moreton Operations Limited	United Kingdom	McCandless PA Senior Living Owner, LLC	DE

Manoir Archer Inc.	Quebec	McKenzie Towne Facility Inc.	Ontario

Manoir Bois de Boulogne Inc.	Quebec	McKerley Health Care Center—Concord Limited Partnership	NH

Manoir et Cours de l’Atrium Inc.	Quebec	McKerley Health Care Center—Concord, Inc.	NH

Manoir Pointe-aux-Trembles Inc.	Quebec	McKerley Health Care Centers, Inc.	NH

Manoir St-Jerome Inc.	Quebec	McKerley Health Facilities	NH

Markglen, Inc.	WV	Meadowcroft London Facility Inc.	Ontario

Marlinton Associates Limited Partnership	WV	Meadowlands Facility Inc.	Ontario

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Marlinton Associates, Inc.	PA	Med Properties Asset Group, L.L.C.	IN

Medical Real Estate Property Managers of America, LLC	FL	Metropolitan/Oakland Hills GP, LLC	DE

Menasha Healthcare Investors II, LLC	WI	Metropolitan/Paramus Senior Housing, LLC	DE

Mercerville Associates of New Jersey, L.P.	DE	Metropolitan/Walnut Creek Senior Housing, LLC	DE

Meridian Edgewood Limited Partnership	MD	Metropolitan/Wayland Senior Housing, LLC	DE

Meridian Health, Inc.	PA	Metropolitan/West Essex Senior Housing, LLC	DE

Meridian Healthcare, Inc.	PA	MetSun Cinco Ranch TX Senior Living, LP	DE

Meridian Perring Limited Partnership	MD	MetSun Fort Worth TX Senior Living, LP	DE

Meridian Valley Limited Partnership	MD	MetSun GP, LLC	DE

Meridian Valley View Limited Partnership	MD	MetSun Highland SLC UT Senior Living, LLC	DE

Meridian/Constellation Limited Partnership	MD	MetSun Three Franklin MA Senior Living, LLC	DE

Metairie LA Senior Living Owner, LLC	DE	MetSun Three Kingwood TX Senior Living, LP	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Metropolitan Senior Housing, LLC	DE	MetSun Three Mundelein IL Senior Living, LLC	DE

Metropolitan/Bellevue Senior Housing, LLC	DE	MetSun Three Pool Three GP, LLC	DE

Metropolitan/Cohasset Senior Housing, LLC	DE	MetSun Three Pool Three, LLC	DE

Metropolitan/Decatur Senior Housing, LLC	DE	MetSun Three Pool Two GP, LLC	DE

Metropolitan/Glen Cove Senior Housing, LLC	DE	MetSun Three Pool Two, LLC	DE
Metropolitan/Hunter Mill Senior Housing, LLC	DE	MetSun Three Sabre Springs CA Senior Living, LP	DE

MetSun Two Pool Three GP, LLC	DE	MGP V, LLC	WA

MG Landlord II, LLC	DE	MGP VI, LLC	WA

MG Landlord, LLC	DE	MGP X, LLC	WA

MG Tenant, LLC	DE	MGP XI, LLC	WA

MGP 41, LLC	DE	MGP XII, LLC	WA

MGP 42, LLC	DE	MGP XIII, LLC	WA

MGP 43, LLC	DE	MGP XIV, LLC	WA

MGP 44, LLC	DE	MGP XIX, LLC	WA

MGP 45, LLC	DE	MGP XL, LLC	WA

MGP 46, LLC	DE	MGP XV, LLC	WA

MGP 47, LLC	DE	MGP XVI, LLC	WA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

MGP 48, LLC	DE	MGP XVII, LLC	WA

MGP 49, LLC	DE	MGP XXIX, LLC	WA

MGP 50, LLC	DE	MGP XXV, LLC	WA

MGP 51, LLC	DE	MGP XXXII, LLC	WA

MGP 52, LLC	DE	MGP XXXIII, LLC	WA

MGP I, LLC	WA	MGP XXXIX, LLC	WA

MGP XXXVII, LLC	WA	Minnetonka Tenant, LLC	DE

MGP XXXVIII, LLC	WA	ML Marion, L.P.	IN

Middletown (RI) Associates of Rhode Island, L.P.	DE	Moline Physicians, LLC	DE

Midland I, LLC	DE	Montgomery Nursing Homes, Inc.	PA

Midpark Way S.E. Property Inc.	British Columbia	Monticello Healthcare Properties, LLC	DE

Midwest 108th & Q, LLC	DE	Moorestown Physicians, LLC	DE

Midwest Ames, LLC	DE	Mount Vernon Physicians, LLC	DE

Midwest Miracle Hills, LLC	DE	Mountain View Tenant, LLC	DE

Midwest Prestwick, LLC	DE	MPG Crawfordsville, L.P.	IN

Midwest Van Dorn, LLC	DE	MPG Healthcare L.P.	IN

Midwest Village of Columbus, LLC	DE	MS Arlington, L.P.	IN

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Midwest Windermere, LLC	DE	MS Avon, L.P.	IN

Midwest Woodbridge, LLC	DE	MS Bradner, L.P.	IN

Milford ALF, LLC	DE	MS Brecksville, L.P.	IN

Mill Creek Real Estate Partners, LLC	DE	MS Brookville, L.P.	IN

Mill Hill Retirement Facility Inc.	Ontario	MS Castleton, L.P.	IN

Millville Meridian Limited Partnership	MD	MS Chatham, L.P.	IN

MS Chesterfield, L.P.	IN	MSH/Hunter Mill Operating, LLC	DE

MS Currituck, L.P.	IN	MSH/Malvern Operating, LLC	DE

MS Danville, L.P.	IN	MSH/Oakland Hills Operating, L.P.	CA

MS Highland, L.P.	IN	MSH/Paramus Operating, LLC	DE

MS Kokomo, L.P.	IN	MSH/Walnut Creek Operating, LLC	DE

MS Lexington, L.P.	IN	MSH/Wayland Operating, LLC	DE

MS Mishawaka, L.P.	IN	MSH/West Essex Operating, LLC	DE

MS Springfield, L.P.	IN	MSH/Whitemarsh Operating, LLC	DE

MS Stafford, L.P.	IN	Murrieta Healthcare Investors, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

MS Wabash, L.P.	IN	Murrieta Healthcare Properties, LLC	DE

MS Westfield, L.P.	IN	Newcross Ltd	Island of Jersey

MSH CA Master GP, LLC	DE	Newtown Square Senior Living, L.L.C.	DE

MSH Operating, LLC	DE	NNA Akron Property, LLC	DE

MSH/Bellevue Operating, LLC	DE	North Cape Convalescent Center Associates, L.P.	PA

MSH/Cohasset Operating, LLC	DE	North Pointe Tenant, LLC	DE

MSH/Decatur Operating, LLC	DE	Northwest Total Care Center Associates L.P.	NJ

MSH/Glen Cove Operating, LLC	DE	Nursing and Retirement Center of the Andovers, Inc.	MA

Oakland Care Centre Limited	United Kingdom	Pompton Care, L.L.C.	NJ

Ogilvie Facility Inc.	Ontario	Portsmouth Facility Inc.	Ontario

One Veronica Drive Danvers LLC	DE	Prescott Nursing Home, Inc.	MA

Oshawa Facility Inc.	Ontario	Providence Health Care, Inc.	DE

Ottershaw Property Holdings S.a.r.l.	Luxembourg	PVL Landlord—BC, LLC	DE

Overland Park Tenant, LLC	DE	PVL Landlord—Hattiesburg, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Paramount Real Estate Services, Inc.	DE	PVL Landlord—STL Hills, LLC	DE

Parthenon Property Holdings, LLC	DE	PVL Landlord—Webster, LLC	DE

Pearland Shadow Creek Investors, LLC	DE	Queenswood Facility Inc.	Ontario

Pendleton Physicians, LLC	DE	Queensbury Operations, Inc.	VA

Petoskey I, LLC	DE	Queensbury Tenant, LLC	DE

Petoskey II, LLC	DE	Raleigh Manor Limited Partnership	WV

Philadelphia Avenue Associates	PA	Redmond Partners, LLC	DE

Philadelphia Avenue Corporation	PA	Regal Lifestyle (Birkdale) Inc.	Ontario

Pleasant View Retirement Limited Liability Company	DE	Regal Lifestyle (Chatham) Inc.	Ontario

Plymouth I, LLC	DE	Regal Lifestyle (Grand Wood) Inc.	Ontario

Pompton Associates, L.P.	NJ	Regal Lifestyle (Lynwood) Inc.	Ontario

Regal Lifestyle (Port Perry) Inc.	Ontario	Roswell Tenant, LLC	DE

Renoir Facility Inc.	Ontario	RRR SAS Facilities Inc.	Ontario

Residence l’Ermitage Inc.	Quebec	RSF REIT V GP, L.L.C.	TX

Residence Notre-Dame (Victoriaville) Inc.	Quebec	RSF REIT V SP GP, L.L.C.	TX

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Rest Haven Nursing Home, Inc.	WV	RSF REIT V SP, L.L.C.	DE

Restful Homes (Birmingham) Limited	United Kingdom	RSF REIT V, LLC	MD

Restful Homes (Milton Keynes) Ltd.	United Kingdom	RSF SP Alamance V, L.P.	TX

Restful Homes (Tile Cross) Ltd.	United Kingdom	RSF SP Canton V, L.P.	TX

Restful Homes (Warwickshire) Ltd.	United Kingdom	RSF SP Chapel Hill V L.P.	TX

Restful Homes Developments Ltd.	United Kingdom	RSF SP Franklin V L.P.	TX

Restful Homes I Holding Company Ltd.	Island of Jersey	RSF SP Guilford V, LP	TX

Ridgmar Tenant, LLC	DE	RSF SP Harnett V, L.P.	TX

River Street Associates	PA	RSF SP Liberty Ridge V L.P.	TX

Riverbend Facility Inc.	Ontario	RSF SP Lillington AL V, L.P.	TX

Rose View Manor, Inc.	PA	RSF SP Meadowview V L.P.	TX

Roseville Properties Limited	United Kingdom	RSF SP Mitchell V L.P.	TX

Ross Place Retirement Residence Inc. / Residence Pour Retraites Ross Place	British Columbia	RSF SP Oakwood V, L.P.	TX

RSF SP Scranton AL V, L.P.	TX	SENIOR LIVING MEZZ B, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

RSF SP Scranton V, L.P.	TX	SENIOR LIVING MEZZ C, LLC	DE

RSF SP Smithfield V L.P.	TX	SENIOR LIVING MEZZ D, LLC	DE

RSF SP Stroudsburg V, L.P.	TX	SENIOR LIVING MEZZ E, LLC	DE

RSF SP Wilmington V L.P.	TX	Senior Living Ventures, Inc.	PA

RSF SP Wrightsville V L.P.	TX	Senior Star Investments I, LLC	DE

RVNR, Inc.	DE	Senior Star Investments Kenwood, LLC	DE

S&R Property SPE, LLC	DE	Senior Star Kenwood Holdco, LLC	DE

Saints Investments Limited	United Kingdom	Senior Star Tenant Kenwood, LLC	DE

Santa Monica AL, LLC	DE	Senior Star Tenant, LLC	DE

Santa Monica Assisted Living Owner, LLC	DE	Senior Star Wexford Tenant, LLC	DE

Santa Monica GP, LLC	DE	Shawnee Mission Investors II, LLC	DE

Sarah Brayton General Partnership	MA	Shawnee Mission Investors, LLC	DE

Schuylkill Nursing Homes, Inc.	PA	Shelbourne Senior Living Limited	United Kingdom

Scranton AL Investors, LLC	VA	SHP-ARC II, LLC	DE

Scranton Health Investors, LLC	VA	Signature Devco 1 Property Holdings S.a.rl.	Luxembourg

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Seniors Housing Investment III REIT Inc.	MD	Signature Senior Landlord, LLC	DE

Silverado Senior Living Calabasas, Inc.	CA	SIPL Partner 11 S.a.r.l	Luxembourg

Silverado Senior Living Redondo Beach, Inc.	CA	SIPL Partner 2 S.a.r.l	Luxembourg

Silverado Senior Living Salt Lake City, Inc.	DE	SIPL Partner 3 S.a.r.l	Luxembourg

Silverado Senior Living Scottsdale, Inc.	DE	SIPL Partner 4 S.a.r.l	Luxembourg

Silverado Senior Living Tustin, Inc.	CA	SIPL Partner 5 S.a.r.l	Luxembourg

Silverado Senior Living, Inc.	CA	SIPL Partner 6 S.a.r.l	Luxembourg

Silvermere Ltd	Island of Jersey	SIPL Partner 7 S.a.r.l	Luxembourg

Simi Valley CA Senior Living Owner, LLC	DE	SIPL Partner 8 S.a.r.l	Luxembourg

SIPL Aurora Propco S.a.r.l.	Luxembourg	SIPL Partner 9 S.a.r.l	Luxembourg

SIPL Finco S.a.r.l	Luxembourg	SIPL Propco NV S.a.r.l	Luxembourg

SIPL Finco TRS S.a.r.l.	Luxembourg	SIPL Saints Propco S.a.r.l	Luxembourg

SIPL Hancock Propco S.a.r.l	Luxembourg	SIPL Sunrise Propco S.a.r.l	Luxembourg

SIPL Holdco S.a.r.l	Luxembourg	Solomont Family Fall River Venture, Inc.	MA

SIPL Investments S.a.r.l	Luxembourg	Somerset Ridge General Partnership	MA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

SIPL Marlow S.a.r.l	Luxembourg	South Pickett Street, LLC	DE

SIPL Partner 1 S.a.r.l	Luxembourg	South Valley Medical Building L.L.C.	MN

SIPL Partner 10 S.a.r.l	Luxembourg	South Valley Venture, LLC	MN

Southern Ocean GP, LLC	NJ	Stafford Associates of N.J., L.P.	NJ

SP Green Ridge, LLC	VA	Stafford Care Home Ltd	Island of Jersey

SP Harnett, LLC	VA	Stafford Convalescent Center, Inc.	DE

SP Lillington, LLC	VA	Stamford Physicians, LLC	DE

SP Virginia Beach, LLC	VA	Sterling Investment Partners Ltd	Island of Jersey

SP Whitestone, LLC	VA	Stittsville Facility Inc.	Ontario

Spencer House Ltd	Island of Jersey	Stroudsburg Health Investors, LLC	VA

SR-73 and Lakeside Ave LLC	DE	Subtenant 10225 Cypresswood Drive, LLC	DE

SSL Aspen Park SPE LLC	DE	Subtenant 1118 N. Stoneman Avenue, LLC	DE

SSL Landlord, LLC	DE	Subtenant 11330 Farrah Lane, LLC	DE

SSL Sponsor, LLC	DE	Subtenant 1221 Seventh Street, LLC	DE

SSL Tenant, LLC	DE	Subtenant 125 W. Sierra Madre Avenue, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

St. Anthony Physicians, LLC	DE	Subtenant 1301 Ralston Avenue, LLC	DE

St. Clare Physicians II, LLC	DE	Subtenant 14058 A Bee Cave Parkway, LLC	DE

St. Clare Physicians, LLC	DE	Subtenant 1430 East 4500 South, LLC	DE

St. Joseph Physicians, LLC	DE	Subtenant 1500 Borden Road, LLC	DE

St. Paul Healthcare Investors, LLC	DE	Subtenant 1936 Brookdale Road, LLC	DE

Subtenant 22955 Eastex Freeway, LLC	DE	Sunrise Belmont Assisted Living, L.L.C.	CA

Subtenant 240 E. Third Street, LLC	DE	Sunrise Bethesda (SL-AU), LLC	DE

Subtenant 25100 Calabasas Road, LLC	DE	Sunrise Bethesda (SL-HCU), LLC	DE

Subtenant 30311 Camino Capistrano, LLC	DE	Sunrise Bloomfield South MI Senior Living, LLC	DE

Subtenant 330 North Hayworth Avenue, LLC	DE	Sunrise Buckhead GA Senior Living, LLC	DE

Subtenant 335 Saxony Road, LLC	DE	Sunrise Burlington Senior Living, LLC	DE

Subtenant 350 W. Bay Street, LLC	DE	Sunrise Chesterfield Assisted Living, L.L.C.	MO

Subtenant 3611 Dickason Avenue, LLC	DE	Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	VA

Subtenant 514 N. Prospect Avenue, LLC	DE	Sunrise Edison Owner, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Subtenant 5521 Village Creek Drive, LLC	DE	Sunrise Fairfax Assisted Living, L.L.C.	VA

Subtenant 7950 Baybranch Drive, LLC	DE	Sunrise First Euro Properties GP Limited	Island of Jersey

Subtenant 8855 West Valley Ranch Parkway, LLC	DE	Sunrise First Euro Properties LP	Island of Jersey

Subtenant 9410 E. Thunderbird, LLC	DE	Sunrise Flossmoor Assisted Living, L.L.C.	IL

Sun City West Tenant, LLC	DE	Sunrise Gahanna Assisted Living, L.L.C.	OH

Sun IV LLC	DE	Sunrise Gardner Park GP, Inc.	MA

Sunrise at Gardner Park Limited Partnership	MA	Sunrise HBLR, LLC	DE

Sunrise Basking Ridge Assisted Living, L.L.C.	NJ	Sunrise Highland Park Senior Living, L.L.C.	IL

Sunrise Home Help Services Limited	United Kingdom	Sunrise NY Tenant, LLC	DE

Sunrise Johns Creek GA Senior Living, LLC	GA	Sunrise Oakland Assisted Living Limited Partnership	CA

Sunrise Kennebunk ME Senior Living, LLC	DE	Sunrise of Beaconsfield G.P. Inc.	New Brunswick

Sunrise Lafayette Hills Assisted Living, L.P.	PA	Sunrise of Beaconsfield Limited	Island of Jersey

Sunrise Lafayette Hills Senior Living GP, LLC	DE	Sunrise of Beaconsfield, LP	Ontario

Sunrise Louisville KY Senior Living, LLC	KY	Sunrise of Blainville G.P. Inc.	New Brunswick

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Sunrise Lower Makefield PA Senior Living, LP	DE	Sunrise of Blainville, LP	Ontario

Sunrise Lynnfield Senior Living, LLC	DE	Sunrise of Dollard des Ormeaux G.P. Inc.	New Brunswick

Sunrise Marlboro Assisted Living, L.L.C.	NJ	Sunrise of Dollard des Ormeaux, LP	Ontario

SUNRISE MEZZ A, LLC	DE	Sunrise Operations Bagshot II Limited	United Kingdom

SUNRISE MEZZ B, LLC	DE	Sunrise Operations Banstead Limited	United Kingdom

SUNRISE MEZZ C, LLC	DE	Sunrise Operations Bassett Limited	United Kingdom

SUNRISE MEZZ D, LLC	DE	Sunrise Operations Beaconsfield Limited	United Kingdom

SUNRISE MEZZ E, LLC	DE	Sunrise Operations Bramhall II Limited	United Kingdom

Sunrise Monterey Senior Living, LP	DE	Sunrise Operations Cardiff Limited	United Kingdom

Sunrise Monterey, LLC	DE	Sunrise Operations Chorleywood Limited	United Kingdom

Sunrise North Naperville Assisted Living, L.L.C.	IL	Sunrise Operations Eastbourne Limited	United Kingdom

Sunrise Operations Edgbaston Limited	United Kingdom	Sunrise Operations Weybridge Limited	United Kingdom

Sunrise Operations Elstree Limited	United Kingdom	Sunrise Operations Winchester Limited	United Kingdom

Sunrise Operations Esher Limited	United Kingdom	Sunrise Paoli Assisted Living, L.P.	PA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Sunrise Operations Fleet Limited	United Kingdom	Sunrise Paoli Senior Living GP, LLC	DE

Sunrise Operations Guildford Limited	United Kingdom	Sunrise Randolph Senior Living, L.L.C.	DE

Sunrise Operations Hale Barns Limited	United Kingdom	Sunrise Senior Living International Limited Partnership	Island of Jersey

Sunrise Operations Knowle Limited	United Kingdom	Sunrise Senior Living Investments, LLC	VA

Sunrise Operations Mobberley Limited	United Kingdom	Sunrise Senior Living Jersey Limited	Island of Jersey

Sunrise Operations Purley Limited	United Kingdom	Sunrise Third (Pool I) GP, LLC	DE

Sunrise Operations Sevenoaks Limited	United Kingdom	Sunrise Third (Pool I), LLC	DE

Sunrise Operations Solihull Limited	United Kingdom	Sunrise Third (Pool I), LP	CA

Sunrise Operations Sonning Limited	United Kingdom	Sunrise Third (Pool II), LLC	DE

Sunrise Operations Southbourne Ltd.	United Kingdom	Sunrise Third (Pool III) GP, LLC	DE

Sunrise Operations Tettenhall Ltd.	United Kingdom	Sunrise Third (Pool III), LLC	DE

Sunrise Operations UK Limited	United Kingdom	Sunrise Third (Pool III), LP	CA

Sunrise Operations V.W. Limited	United Kingdom	Sunrise Third (Pool IV) GP, LLC	DE

Sunrise Operations Westbourne Limited	United Kingdom	Sunrise Third (Pool IV), LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Sunrise Third (Pool IV), LP	CA	Sunrise Third West Babylon SL, LLC	NY

Sunrise Third (Pool V), LLC	DE	Sunrise Third West Bloomfield SL, LLC	MI

Sunrise Third Alta Loma SL, LP	CA	Sunrise Village House LLC	MD

Sunrise Third Claremont SL, LP	CA	Sunrise Wake County NC Senior Living, LLC	NC

Sunrise Third Crystal Lake SL, LLC	IL	Sunrise Webb Gin GA Senior Living, LLC	DE

Sunrise Third Dix Hills SL, LLC	NY	Sunrise Weston Assisted Living, Limited Partnership	MA

Sunrise Third East Setauket SL, LLC	NY	Sunrise Yonkers SL, LLC	NY

Sunrise Third Edgewater SL, LLC	NJ	Sunrise Yonkers/Upper St. Clair Holdings, LLC	DE

Sunrise Third Gurnee SL, LLC	IL	Sunvest Upper St. Clair MTE, LLC	DE

Sunrise Third Holbrook SL, LLC	NY	SV Yonkers, LLC	DE

Sunrise Third Lincroft SL, LLC	NJ	SZR Beaconsfield Inc.	New Brunswick

Sunrise Third Plainview SL, LLC	NY	SZR Blainville, Inc.	New Brunswick

Sunrise Third Roseville SL, LLC	MN	SZR Dollard des Ormeaux, Inc.	New Brunswick

Sunrise Third Schaumburg SL, LLC	IL	Tacoma Healthcare Investors, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Sunrise Third Senior Living Holdings, LLC	DE	Tanglewood Tenant, LLC	DE

Sunrise Third Tustin SL, LP	CA	Teays Valley Haven Limited Partnership	WV

Sunrise Third University Park SL, LLC	CO	Terrace Gardens Retirement Facility Inc.	Ontario

The Apple Valley Limited Partnership	MA	Upper St. Clair Senior Living, L.L.C.	DE

The Apple Valley Partnership Holding Company, Inc.	PA	Valleyview Drive S.W. Property Inc.	British Columbia

The Commons at Abacoa Condominium Association, Inc.	FL	Vankleek Facility Inc.	Ontario

The Green (Solihull) Management Company Limited	United Kingdom	Ventana Canyon Tenant, LLC	DE

The House of Campbell, Inc.	WV	Villa Chicoutimi Inc.	Quebec

The Multicare Companies, Inc.	DE	Villa de l’Estrie Inc.	Quebec

The Renaissance Resort Retirement Living Inc. / Complexe de Residence	Canada	Villa du Saguenay Inc.	Quebec

The Sarah Brayton Partnership Holding Company, Inc.	DE	Villa Jonquiere Inc.	Quebec

The Somerset Partnership Holding Company, Inc.	MA	Villa Rive-Sud Inc.	Quebec

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

The Straus Group-Hopkins House, L.P.	NJ	Villas Realty & Investments, Inc.	PA

The Straus Group-Old Bridge, L.P.	NJ	Virginia Beach Health Investors, LLC	VA

The Straus Group-Quakertown Manor, L.P.	NJ	Voorhees Healthcare Properties, LLC	DE

The Straus Group-Ridgewood, L.P.	NJ	Voorhees Physicians, LLC	DE

Trafalgar Facility Inc.	Ontario	Wake County NC Senior Living Owner, LLC	DE

Trent House Ltd	Island of Jersey	Waldorf Property, LLC	MD

Trident Holding Company, LLC	DE	Wallingford Associates of Connecticut, L.P.	DE

TV Arlington Tenant, LLC	DE	Warrior LP Holdco, LLC	DE

Warwick Associates of Rhode Island, L.P.	DE	Windrose Aberdeen I Properties, L.L.C.	FL

Waterstone I, LLC	DE	Windrose Aberdeen II Properties, L.L.C.	DE

Wellesley Washington Street Housing I LLC	DE	Windrose Atrium Properties, L.L.C.	DE

Wellingborough House Ltd	Island of Jersey	Windrose AWPC II Properties, LLC	DE

Welltower Charitable Foundation	DE	Windrose AZ-Tempe Properties, LLC	DE

Welltower TRS Holdco LLC	DE	Windrose Bartlett Properties, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

West Boynton Investors, LLLP	FL	Windrose Biltmore Properties, L.L.C.	VA

Westford Littleton Road I LLC	DE	Windrose Central Medical II Properties, L.L.C.	VA

Westford Nursing and Retirement Center Limited Partnership	MA	Windrose Central Medical III Properties, L.L.C.	VA

Westford Nursing and Retirement Center, Inc.	MA	Windrose Central Medical Properties, L.L.C.	DE

Westminster Junction Venture, LLC	MN	Windrose Claremore Properties, LLC	DE

White Lake I, LLC	DE	Windrose Congress I Properties, L.P.	DE

White Oak Assisted Living L.L.C.	DE	Windrose Congress II Properties, L.P.	DE

Willow Manor Nursing Home, Inc.	MA	Windrose Coral Springs Properties, L.L.C.	VA

Willowbrook Properties Holdco Ltd	Island of Jersey	Windrose Cottonwood Properties, LLC	DE

Wilmington Assisted Living, L.L.C.	DE	Windrose Denton Properties, LLC	DE

Windrose 310 Properties, L.L.C.	TN	Windrose East Valley Properties, LLC	DE

Windrose Fayetteville Properties, L.L.C.	DE	Windrose Orange Properties, L.L.C.	DE

Windrose Frisco I Properties, LLC	DE	Windrose Palm Court Properties, L.L.C.	VA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Windrose Frisco II Properties, LLC	DE	Windrose Palmer Properties, LLC	DE

Windrose Glendale Properties, LLC	DE	Windrose Palms West III Properties, Ltd.	FL

Windrose Lafayette Properties, L.L.C.	DE	Windrose Palms West IV Properties, Ltd.	FL

Windrose Lake Mead Properties, L.L.C.	VA	Windrose Palms West V Properties, Ltd.	FL

Windrose Lakewood Properties, L.L.C.	VA	Windrose Park Medical Properties, L.L.C.	VA

Windrose Las Vegas Properties, LLC	DE	Windrose Partell Medical Center, L.L.C.	VA

Windrose Los Alamitos Properties, LLC	DE	Windrose Physicians Plaza Properties, LLC	DE

Windrose Los Gatos Properties, L.L.C.	VA	Windrose Princeton Properties, L.L.C.	DE

Windrose Medical Properties Management, L.L.C.	VA	Windrose Santa Anita Properties, L.L.C.	DE

Windrose Medical Properties, L.P.	VA	Windrose Sierra Properties, Ltd.	FL

Windrose Mount Vernon Properties, L.L.C.	VA	Windrose Southlake Properties, LLC	DE

Windrose Niagara Falls Properties, LLC	DE	Windrose Southpointe Properties, L.L.C.	DE

Windrose Northside Properties, Ltd.	FL	Windrose Southside Properties, Ltd.	FL

Windrose Northwest Professional Plaza Properties, LLC	DE	Windrose SPE Mount Vernon Properties, Inc.	GA

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

Windrose Orange Centre Properties, L.L.C.	DE	Windrose St. Louis I Properties, LLC	DE

Windrose St. Mary’s Medical Professional Building, L.L.C.	VA	WMP Northwest Professional Plaza Management, LLC	DE

Windrose TSM I Properties, LLC	DE	WMP Physicians Plaza Management, LLC	DE

Windrose Tucson Properties, LLC	DE	WMP Southlake Management, LLC	DE

Windrose Tulsa Properties, L.L.C.	DE	WMP TSM I Management, LLC	DE

Windrose Webster Properties, L.P.	DE	WMP Wellington Management, LLC	DE

Windrose Wellington Properties, LLC	DE	WMP West Seneca Management, LLC	DE

Windrose Wellington Properties, Ltd.	FL	WMPT Aberdeen I Management, L.L.C.	DE

Windrose West Boca Properties, Ltd.	FL	WMPT Aberdeen II Management, L.L.C.	DE

Windrose West Seneca Properties, LLC	DE	WMPT Atrium Management, L.L.C.	DE

Windrose West Tower Properties, Ltd.	FL	WMPT AZ-Tempe Management, LLC	DE

Windrose WPC Jupiter Properties, LLC	DE	WMPT Bartlett Management, LLC	DE

Windrose WPC Properties, L.P.	DE	WMPT Boynton West Management, LLC	DE

WMP AWPC II Management, LLC	DE	WMPT Claremore Management, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

WMP Boynton Beach Management, LLC	DE	WMPT Congress I Management, L.L.C.	DE

WMP Cottonwood Management, LLC	DE	WMPT Congress II Management, L.L.C.	DE

WMP East Valley Management, LLC	DE	WMPT Frisco I Management, LLC	DE

WMP Niagara Falls Management, LLC	DE	WMPT Frisco II Management, LLC	DE

WMPT Glendale Management, LLC	DE	WMPT Santa Anita Management, L.L.C.	DE

WMPT Lafayette Management, L.L.C.	DE	WMPT Sierra Management, L.L.C.	DE

WMPT Las Vegas Management, LLC	DE	WMPT Southpointe Management, L.L.C.	DE

WMPT Los Alamitos Management, LLC	DE	WMPT Southside Management, L.L.C.	DE

WMPT Northside Management, L.L.C.	DE	WMPT St. Louis I Management, LLC	DE

WMPT Orange Centre Management, L.L.C.	DE	WMPT Stone Oak Properties, L.L.C.	VA

WMPT Palmer Management, LLC	DE	WMPT Stone Oak, L.P.	VA

WMPT Palms West III Management, L.L.C.	DE	WMPT Tomball Properties, L.L.C.	VA

WMPT Palms West IV Management, L.L.C.	DE	WMPT Tomball, L.P.	VA

WMPT Palms West V Management, L.L.C.	DE	WMPT Tucson Management, LLC	DE

Subsidiary Name	Jurisdiction of Organization	Subsidiary Name	Jurisdiction of Organization

WMPT Pearland II Properties, L.L.C.	VA	WMPT Tulsa Management, L.L.C.	DE

WMPT Pearland II, L.P.	VA	WMPT Webster Management, L.L.C.	DE

WMPT Pearland Properties, L.L.C.	VA	WMPT Wellington Management, L.L.C.	DE

WMPT Pearland, L.P.	VA	WMPT West Boca Management, L.L.C.	DE

WMPT Princeton Management, L.L.C.	DE	WMPT West Tower Management, L.L.C.	DE

WMPT Sacramento Properties, L.L.C.	VA	WMPT WPC Jupiter Management, LLC	DE

WMPT Sacramento, L.P.	VA	WMPT WPC Management, L.L.C.	DE

WTP Healthcare Properties, LLC	DE	Wyncote Healthcare Corp.	PA